MILBERG WEISS BERSHAD
  HYNES & LERACH LLP
WILLIAM S. LERACH (68581)
KEITH F. PARK (54275)
600 West Broadway, Suite 1800
San Diego, CA  92101
Telephone:  619/231-1058
         - and -
REED R. KATHREIN (139304)
KIMBERLY C. EPSTEIN (169012)
222 Kearny Street, 10th Floor
San Francisco, CA  94108
Telephone:  415/288-4545

COHEN, MILSTEIN, HAUSFELD
  & TOLL, P.L.L.C.
STEVEN J. TOLL
KRISTOPHER A. KINKADE
999 Third Avenue, Suite 3600
Seattle, WA  98104
Telephone:  206/521-0080

Co-Lead Counsel for Plaintiffs

                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION

MARK ALAN ROSENBERG, et al., On      )           No. C-98-20956-RMW
Behalf of Themselves and All         )            (Consolidated with No.
Others Similarly Situated,           )           C-98-20888-RMW)
                                     )
                     Plaintiffs,     )           CLASS ACTION
                                     )           ------------
         vs.                         )
                                     )
HYBRID NETWORKS, INC., et al.,       )
                                     )
                  Defendants.        )

-----------------------------------

                            STIPULATION OF SETTLEMENT

         This Stipulation of Settlement, dated as of March 3, 1999 (the "Stipulation"), is made and entered into by and among the following parties (as defined further in SectionIV hereof) to the above-entitled action: (i) Representative Plaintiffs (on behalf of themselves and each of the other Settlement Class Members), by and through their Settlement Counsel; and (ii) Settling Defendants, by and through their Counsel of Record. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims and the Litigation, with respect to the Settling Parties and their Related Parties, and to bar all future claims relating to the subject matter of the Litigation against the Settling Defendants and their Related Parties including claims by the Non-Settling Defendant, upon and subject to the terms and conditions hereof.

I.       THE LITIGATION

         On and after July 10, 1998, the following class actions were filed in the United States District Court for the Northern District of California (the "Court"): ROSENBERG V. NATIONSBANC MONTGOMERY SECURITIES, INC., ET AL., C-98-2731-SI and NGUYEN V. HYBRID NETWORKS, INC., ET AL., C-98-20888-RMW. These actions were subsequently consolidated (the "Federal Action"). The Federal Action names as defendants Hybrid Networks, Inc. ("Hybrid" or the "Company"), certain of its present and former officers and directors, the lead underwriters of Hybrid's initial public offering and its auditors, and alleges violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the
"Exchange Act") and Rule 10b-5 promulgated thereunder and violations of Sections 11, 12 and 15 of the Securities Act of 1933. Hybrid is a broadband access equipment provider which designs, develops, manufactures and markets wireless and cable systems. The Federal Action alleges that, during the Class Period, the Defendants disseminated false financial statements and made other misrepresentations regarding Hybrid and its operations.

         On September 8, 1998, the plaintiffs in the NGUYEN action filed their motion to be appointed Lead Plaintiffs and for approval of Milberg Weiss Bershad Hynes & Lerach LLP and Cohen, Milstein, Hausfeld & Toll, P.L.L.C. to act as Lead Plaintiffs' Counsel. The Court granted the motion on December 11, 1998.

         On and after June 5, 1998 the following actions were filed in the Superior Court for the State of California, County of Santa Clara (the "State Court"):

         PARNES V. NATIONSBANC MONTGOMERY SECURITIES, ET AL.,
         ----------------------------------------------------
         CV774486

         NUSSBAUM V. NATIONSBANC MONTGOMERY SECURITIES, ET AL.,
         ------------------------------------------------------
         CV774572

         SCHNECK V. NATIONSBANC MONTGOMERY SECURITIES, ET AL.,
         -----------------------------------------------------
         CV774641

         BICKELL V. HYBRID NETWORKS, INC., ET AL.,
         -----------------------------------------
         CV774769

         BRAINARD V. NATIONSBANC MONTGOMERY SECURITIES, ET AL.,
         ------------------------------------------------------
         CV775464

         MAGGIARO V. NATIONSBANC MONTGOMERY SECURITIES, ET AL.,
         ------------------------------------------------------
         CV774855

(the "State Actions"). The State Actions were consolidated by Order dated October 29, 1998. The State Actions and the Federal Action are based on the same factual allegations. The Federal Action and the State Actions are collectively referred to herein as the "Litigation."

         Class Counsel have performed substantial investigation with respect to the claims asserted and the defenses that were or could be asserted in the Litigation. Among other things, Class Counsel consulted with experts, including damages and accounting experts; subpoenaed documents from 24 third parties and underwriters, and analyzed approximately 5,000 pages of produced documents, as well as Hybrid's public filings, annual reports, and other public statements; reviewed related public filings and reports by securities analysts; and researched the applicable law with respect to the claims asserted and the potential defenses thereto. In addition, Settling Defendants' Counsel of Record met several times with Plaintiffs' Settlement Counsel to discuss the class's allegations and key internal documents.

II.      CLAIMS OF THE REPRESENTATIVE PLAINTIFFS AND BENEFITS OF
         SETTLEMENT

         The Representative Plaintiffs and Plaintiffs' Settlement Counsel have concluded that it is in the best interests of the Representative Plaintiffs and Settlement Class Members that the Litigation be settled on the terms and conditions set forth in this Stipulation. The Representative Plaintiffs and Plaintiffs' Settlement Counsel have reached this conclusion after considering the risks and uncertainties of prevailing on the claims at the pleading stage, summary judgment or trial due to the defenses that have been or could be asserted by Settling Defendants. These include, among other things, whether Representative Plaintiffs have met the requirements for pleading a claim; whether Settling Defendants ever issued any false or misleading statements; whether any statements, if false or misleading, were material; whether any Settling Defendant acted with scienter; and whether the Representative Plaintiffs or any Settlement Class Member suffered any loss as a result of any alleged action or statement by any of the Settling Defendants. Further considerations supporting the decision to enter into the Settlement described herein were the expense and length of continued proceedings necessary to prosecute the Litigation against Settling Defendants through trial and through appeals and the substantial benefits the Settlement confers upon the Representative Plaintiffs and the Settlement Class.

III.     SETTLING DEFENDANTS' STATEMENT AND DENIALS OF WRONGDOING AND LIABILITY

         Settling Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Representative Plaintiffs in the Litigation. Nonetheless, Settling Defendants have concluded that it is in their best interests that the Litigation be settled on the terms and conditions set forth in this Stipulation. Settling Defendants have reached this conclusion after (1) analyzing the factual and legal issues in the Litigation; (2) determining that further conduct of the Litigation would be protracted and expensive, including potential litigation not only through trial, but also through any appeals that might be taken; and (3) considering the substantial benefits to Settling Defendants and Hybrid's shareholders of a final resolution of the Litigation, including avoiding further expenses, disposing of burdensome and protracted litigation, and permitting Settling Defendants to conduct their business unhampered by the distractions of continued litigation.

IV.      DEFINED TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

         NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by the Representative Plaintiffs for themselves and on behalf of the other Settlement Class Members, and by Settling Defendants, by and through their respective counsel, that subject to the approval of the Court, the Litigation and the Released Claims shall be finally and fully compromised, settled and released, and the Litigation shall be dismissed with prejudice, as to the Settling Parties, upon and subject to the terms and conditions of the Stipulation, as follows:
                  1.       DEFINITIONS

         As used in the Stipulation, the following terms have the meanings specified below:

        1.1 "Authorized Claimant" means any claimant whose timely claim for recovery has been allowed pursuant to the terms of the Stipulation and the Plan of Allocation.

        1.2 "Authorized Stock Recipient" means a Person who is to receive shares of the Settlement Stock.

        1.3 "Claimant" means any Settlement Class Member who files a Proof of Claim in such form and manner, and within such time, as the Court shall prescribe.

        1.4     "Claims Administrator" or the "Receiver" means Gilardi & Co.,

P.O. Box 5100, Larkspur, California 94977-5100.

        1.5 "Defendants" means Hybrid, Carl S. Ledbetter, Dan E. Steimle, James R. Flach, Stephen E. Halprin, Gary M. Lauder, Douglas M. Leone, Gustavo Ezcurra, Howard L. Strachman and PriceWaterhouseCoopers LLP.

        1.6 "Effective Date" means the first date by which all of the events and conditions specified in PARA10.1 of the Stipulation have occurred or have been met.

        1.7 "Escrow Agent" means Milberg Weiss Bershad Hynes & Lerach LLP or its successors.

        1.8     "Final" means the latest of:


                (a) the date of final affirmance of any appeal of any judgment or order of dismissal, the expiration of the time for a petition for a writ of certiorari or writ of review to review any judgment or order of dismissal and, if certiorari or review is granted, the date of final affirmance of any judgment or order of dismissal following review pursuant to that grant; or

                (b) the date of final dismissal or withdrawal of any appeal from any judgment or order of dismissal or the final dismissal, denial or withdrawal of any proceeding on certiorari or writ of review to review any judgment or order of dismissal;

                (c) the expiration date of the time for the filing or noticing of any appeal from any judgment or order of dismissal; or

                (d) for purposes of this paragraph, an "appeal" shall include any petition for a writ of certiorari or other writ that may be filed in connection with approval or disapproval of this Settlement, but shall not include any appeal that concerns only the issue of attorneys' fees and reimbursement of costs and disbursements awarded to Class Counsel or any Plan of Allocation.

        1.9 "Hybrid" or the "Company" means Hybrid Networks, Inc. or any of its predecessors, successors, parents, subsidiaries, divisions, affiliates or related affiliates, officers, directors, or employees. For purposes of Sections 4 and 5, "Hybrid" or the "Company" does not include its officers, directors or employees.

        1.10 "Individual Settling Defendants" means Carl S. Ledbetter, Dan E. Steimle, James R. Flach, Stephen E. Halprin, Gary M. Lauder, Douglas M. Leone, Gustavo Ezcurra and Howard L. Strachman.

        1.11 "Judgment" means the Final Judgment and Order of Dismissal to be rendered by the Court, substantially in the form attached hereto as Exhibit B.

        1.12 "Non-Settling Defendant" means PriceWaterhouseCoopers LLP.

        1.13 "Notice Order" means the Order preliminarily approving the Settlement provided for in PARA6.1.

        1.14 "Parties" or "Settling Parties" means, collectively, each of the Settling Defendants, and the Representative Plaintiffs on behalf of themselves and the other Members of the Settlement Class.

        1.15 "Person" means a natural person, individual, corporation, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their/its heirs, executors, administrators, predecessors, successors, representatives, or assignees.

        1.16 "Plaintiffs' Settlement Counsel" or "Settlement Counsel" means the following counsel for the Representative Plaintiffs in the Litigation: Milberg Weiss Bershad Hynes & Lerach LLP, Keith F.

Park, Reed R. Kathrein, 600 W. Broadway, Suite 1800, San Diego, California, 92101, Telephone: 619/231-1058 and Steven J. Toll, Cohen, Milstein, Hausfeld & Toll, P.L.L.C., 1100 New York Avenue, N.W., West Tower, Suite 500, Washington, DC 20005-3964, Telephone: 202/408-4600.

        1.17 "Plan of Allocation" means a plan or formula of allocation of the Settlement Fund which shall be described in the "Notice of Pendency and Settlement of Class Action and Settlement Hearing" to be sent to Settlement Class Members in connection with the Settlement whereby the Settlement Fund shall be distributed to Authorized Claimants after payment of expenses of notice and administration of the Settlement, any taxes, penalties or interest or tax preparation fees owed by the Settlement Fund, and such attorneys' fees, costs, expenses and interest as may be awarded by the Court. The Plan of Allocation is not part of the Stipulation.

        1.18 "Preliminary Approval" means the signed Notice Order or an order signed by the Court substantially in the form attached hereto as Exhibit A.

        1.19 "Related Parties" means each of any Settling Defendants' past, present or future directors, officers, employees, partnerships and partners, principals, agents (except securities brokers and dealers), controlling shareholders, any entity in which any Settling Defendant and/or any member(s) of that Settling Defendant's immediate family has or have a controlling interest, attorneys, accountants, auditors (except the Non-Settling Defendant), advisors, personal or legal representatives, underwriters, syndicate members, banks, investment banks or investment bankers, analysts, associates, insurers, co-insurers and reinsurers, predecessors, successors, parents, subsidiaries, divisions, assigns, joint ventures and joint venturers, spouses, heirs, executors, administrators, related or affiliated entities, any members of an Individual Settling Defendant's immediate family, or any trust of which any Settling Defendant is the settlor or which is for the benefit of any Individual
Settling Defendant and/or member(s) of his family. Related Parties does not include the Non-Settling Defendant.

        1.20 "Released Claims" means the "Released Class Claims" and "Unknown Claims" as defined herein.

        1.21 "Released Class Claims" means any and all claims, actions, demands, rights, liabilities, suits, and causes of action of every nature and description whatsoever, known or unknown, that were asserted or that could or might have been asserted in any pleading or amended pleading by the Representative Plaintiffs, by the Representative Plaintiffs on behalf of the class, or by any of the other Settlement Class Members against Released Persons, based upon, arising from, or in any way related to both the purchase of Hybrid common stock by the Representative Plaintiffs or the other Settlement Class Members during the Settlement Class Period and the facts, transactions, events, occurrences, disclosures, statements, acts or omissions or failures to act which were or could have been alleged in the Litigation; or any claim that the Settling Defendants or their Related Parties improperly defended or settled the Litigation and/or the Released Claims.

        1.22 "Released Persons" means each and all of the Settling Defendants, and their respective Related Parties. Released Persons does not include the Non-Settling Defendant.

        1.23 "Representative Plaintiffs" or "Plaintiffs" means each Person named as a Plaintiff in the Federal Action.

        1.24 "Representative Plaintiffs' Counsel" or "Class Counsel" means the law firms representing the Representative Plaintiffs.

        1.25 "Settlement" means the terms and conditions set forth in the Stipulation of Settlement.

        1.26 "Settlement Class" or "Class" means all Persons who purchased Hybrid common stock between November 12, 1997 and June 17, 1998, inclusive. Excluded from the Class are the Defendants named in the Litigation, members of the immediate family of the Individual Defendants, any entity in which any Defendant has a controlling interest, and the legal representatives, heirs, successors, or assigns of the Defendants. Also excluded are those Persons who timely and validly request exclusion from the Class pursuant to the "Notice of Pendency and Settlement of Class Action and Settlement Hearing" to be sent to the Class substantially in the form of Exhibit A-1 hereto.

        1.27 "Settlement Class Member" or "Member of the Settlement Class" means a Person who falls within the definition of the Settlement Class as set forth in PARA1.26 of the Stipulation.

        1.28 "Settlement Class Period" or "Class Period" means the period from November 12, 1997 through June 17, 1998, inclusive.

        1.29 "Settlement Fund" means (a) the principal amount of Eight Million Eight Hundred Thousand Dollars ($8.8 million) in cash together with any interest earned or accrued while in escrow or as provided by PARA2.1 of this Stipulation; and (b) Three Million (3.0 million) shares of Hybrid common stock (the "Settlement Stock") subject to the terms and conditions of PARAS4.1-4.5 hereof; (c) if prior to December 3, 1999, Hybrid is sold, acquired or merged in a transaction in which the consideration for such sale, acquisition or merger is paid by the acquirer to Hybrid's stockholders (rather than to Hybrid itself for ultimate distribution to its stockholders as provided in PARA(d) below), Hybrid shall pay or cause to be paid, within 30 days after such sale, acquisition or merger, an amount in cash, freely tradable securities or other property that is equal to 10% of the consideration paid by the acquirer to Hybrid's stockholders in the sale, acquisition or merger; and (d) if Hybrid sells all or substantially all its assets on or before December 3, 1999 (or after that date but the sale is the subject of ongoing negotiations before that date), Hybrid shall pay or cause to be paid, within 30 days after such sale, an amount equal to 10% of the consideration it receives from such sale, except that, if any portion of the proceeds of such sale are used in a liquidation or partial liquidation of Hybrid to pay Hybrid's creditors, then Hybrid shall pay into the Settlement Fund an amount equal to 10% of the amount of such net proceeds that it would otherwise distribute to its stockholders in such liquidation, which payment shall be made on or before the date on which distribution of any such net proceeds is made to such stockholders. In no event shall Hybrid make payments pursuant to both (c) and
(d) of this PARA1.29.

        1.30 "Settlement Hearing" means the hearing to determine whether the proposed Settlement of the Federal Action should be approved as fair, reasonable and adequate; whether the proposed Plan of Allocation of the Net Settlement Fund should be approved; and whether the application of Class Counsel for attorneys' fees, costs and expenses should be approved.

        1.31 "Settling Defendants" means Hybrid, Carl S. Ledbetter, Dan E. Steimle, James R. Flach, Stephen E. Halprin, Gary M. Lauder, Douglas M. Leone, Gustavo Ezcurra and Howard L. Strachman.

        1.32 "Settling Defendants' Counsel of Record" means Morrison & Foerster LLP.

        1.33 "Settling Parties" means, collectively, each of the Settling Defendants, and the Representative Plaintiffs on behalf of themselves and each of the Settlement Class Members.

        1.34 "State Court Judgment" means the Judgment provided for in the Stipulation and [Proposed] Order Re: Entry of Judgment attached hereto as Exhibit C.

        1.35 "Stipulation" means this Stipulation of Settlement.

        1.36 "Unknown Claims" means any Released Class Claims which the Representative Plaintiffs or any other Settlement Class Member do not know or suspect to exist in their favor at the time of the release of the Released Persons which, if known by them, might have affected their Settlement with and release of the Released Persons, or might have affected their decision not to object to this Settlement. With respect to any and all Released Class Claims against the Released Persons, the Parties stipulate and agree that, upon the Effective Date, the Representative Plaintiffs shall expressly waive and relinquish, and the other Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived and relinquished, to the fullest extent permitted by law, the provisions, rights, and benefits conferred by Section1542 of the California Civil Code, which provides:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor and by any law of any state or territory of the United States, or principle of common law, or of international or foreign law, which is similar, comparable or equivalent to Section1542 of the California Civil Code. The Representative Plaintiffs and the other Settlement Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the Released Class Claims, but hereby stipulate and agree that upon the Effective Date, the Representative Plaintiffs fully, finally and forever settle and release, and each other Settlement Class Member shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Class Claims against the Released Persons, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge that the foregoing waiver was bargained for and a key element of the Settlement of which the release in this PARA1.36 is a part.

                  2.       ESTABLISHMENT AND MAINTENANCE OF THE SETTLEMENT FUND

        2.1 The Settling Defendants directors' and officers' insurer paid or caused to be paid Eight Million Eight Hundred Thousand

($8.8 million) into an interest bearing escrow account maintained by the Escrow Agent on March 15, 1999, receipt of which Representative Plaintiffs' Counsel acknowledges.

                  3.       ADMINISTRATION OF THE SETTLEMENT FUND

                           a.       THE ESCROW AGENT

        3.1 The Escrow Agent shall invest the cash portion of the Settlement Fund in instruments backed by the full faith and credit of the United States Government or fully insured by the United States Government or an agency thereof and shall reinvest the proceeds of these instruments as they mature in similar instruments at the then-current market rates. Neither Settling Defendants nor Settling Defendants' Counsel of Record shall have any responsibility or liability for investment decisions.

        3.2 The Escrow Agent shall not disburse the Settlement Fund except as provided for in the Stipulation, or by an Order of the Court, or with the written agreement of Settling Defendants' Counsel of Record and Plaintiffs' Settlement Counsel.

        3.3 The Escrow Agent is authorized to execute such transactions on behalf of the Settlement Class Members as are consistent with the terms of the Stipulation.

        3.4 All funds held by the Escrow Agent shall be deemed and considered to be in CUSTODIA LEGIS of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation, the Plan of Allocation and/or further order(s) of the Court.

        3.5 Within ten (10) days after the transfer of the Settlement Fund or a portion thereof to the Escrow Agent, the Escrow Agent may establish a "Notice and Administration Fund," and $50,000 may be transferred from the Settlement Fund to it. The Notice and Administration
Fund may be used by Plaintiffs' Settlement Counsel to pay costs and expenses reasonably and actually incurred in connection with providing notice to the Settlement Class, locating Settlement Class Members, assisting with the filing of claims, administering and distributing the Settlement Fund to the Members of the Settlement Class, processing Proof of Claim and Release forms and paying escrow fees and costs, if any. The Notice and Administration Fund may also be invested and earn interest as provided for in PARA3.1 of this Stipulation.

        3.6 On the Effective Date, any balance (including interest) then remaining in the Notice and Administration Fund, less expenses incurred but not yet paid, may be transferred by the Escrow Agent to, and deposited and credited as part of, the Settlement Fund to be applied as set forth in PARA8.2 below. Thereafter, Plaintiffs' Settlement Counsel shall have the right to use such portions of the Settlement Fund as are, in their exercise of reasonable judgment, necessary to carry out the purposes set forth in PARA3.5.

                           b.       TAXES

        3.7 (a) The Parties and the Escrow Agent agree to treat the Settlement Fund as being at all times a "qualified Settlement fund" within the meaning of Treas. Reg. Section1.468B-1. In addition, the Escrow Agent and, as required, the Settling Defendants contributing any settlement consideration shall jointly and timely make the "relation-back election" (as defined in Treas. Reg. Section1.468B-1) back to the earliest permitted date. Such election shall be made in compliance with the procedures and requirements contained in such regulations. It shall be the responsibility of the Escrow Agent to timely and properly prepare and deliver the necessary documentation for signature by all necessary parties, and thereunder to cause the appropriate filing to occur.

            (b) For the purposes of Section468B of the Internal Revenue Code of 1986, and Treas. Reg. Section1.468B, the "administrator" shall be the Escrow Agent. The Escrow Agent shall timely and properly file all informational and other tax returns necessary or advisable with respect to the Settlement Fund (including without limitation the returns described in Treas. Reg. Section1.468B-2(k)). Such returns (as well as the election described in PARA3.7(a)) shall be consistent with this PARA3.7 and in all events shall reflect that all taxes (including any estimated taxes, interest or penalties) on the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided in PARA3.7(c) hereof.

            (c) All (i) taxes (including any estimated taxes, interest or penalties) arising with respect to the income earned by the Settlement Fund ("Taxes") and (ii) expenses and costs incurred in connection with the operation and implementation of this PARA3.7 (including, without limitation, expenses of tax attorneys and/or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this PARA3.7) ("Tax Expenses"), shall be paid out of the Settlement Fund; in all events the Settling Defendants shall have no liability or responsibility for the Taxes, the Tax Expenses, or the filing of any tax returns or other documents with the Internal Revenue Service or any other state or local taxing authority. The Escrow Agent shall indemnify and hold Settling Defendants harmless for Taxes and Tax Expenses (including, without limitation, Taxes payable by reason of any such indemnification). Further, Taxes and Tax Expenses shall be treated as, and considered to be, a cost of administration of the Settlement and shall be timely paid by the Escrow Agent out of the Settlement Fund without prior order from the Court, and the Escrow Agent shall be obligated (notwithstanding anything herein to the contrary) to withhold from distribution to Authorized Claimants any funds necessary to pay such amounts (as well as any amounts that may be required to be withheld under Treas. Reg. Section1.468B-2(1)-(2)); the Settling Defendants are not responsible and shall have no liability therefor, or for any reporting requirements that may relate thereto. The Settling Parties hereto agree to cooperate with the Escrow Agent, each other, and their tax attorneys and accountants to the extent reasonably necessary to carry out the provisions of this PARA3.7.

                           c.       TERMINATION


        3.8 In the event that the Stipulation is not approved, or is terminated, canceled, or fails to become effective for any reason, the Settlement Fund (including accrued interest) and the funds in the Notice and Administration Fund (described in PARA3.5 above), less expenses actually paid, incurred or due and owing in connection with the Settlement provided for herein, shall be refunded to Settling Defendants as provided in PARA8.5 below.

                           d.       WARRANTIES

        3.9 Each Settling Defendant warrants as to himself or itself, that he or it has a good faith belief that the payments made or caused to be made by him or it or on his or its behalf on March 15, 1999 pursuant to PARA2.1 above, did not render him or it insolvent within the meaning of and/or for the purposes of United States

Bankruptcy Code Section101(32) and/or Section547. This warranty is made by each such Settling Defendant and not by each Settling Defendant's Counsel of Record.

        3.10 If a case is commenced with respect to any Defendant under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver or conservator is appointed under any similar law, and in the event of the entry of a final order of a court of competent jurisdiction determining the transfer of the March 15, 1999 payment pursuant to PARA2.1, or any portion thereof, to be a preference, voidable transfer, fraudulent conveyance or similar transaction as to a Settling Defendant, then, as to such Settling Defendant only, the releases given and Judgment entered in favor of such Settling Defendant pursuant to this Stipulation shall be null and voidable by Representative Plaintiffs, but only to the extent of any recovery of such preference, voidable transfer, fraudulent conveyance, or similar transaction.

                  4.       RIGHTS WITH RESPECT TO THE SETTLEMENT STOCK

        4.1 To facilitate the issuance and distribution of the Settlement Stock, the Parties shall request the Court to appoint Gilardi & Co. LLC as Receiver in connection therewith. Hybrid shall hold Gilardi & Co. LLC harmless from all claims, demands, liabilities, rights, causes of action, or proceedings asserted against Gilardi & Co. LLC for the distribution of unregistered securities in its capacity as Receiver.

        4.2 Notwithstanding anything to the contrary in this Stipulation, Hybrid shall not issue any Settlement Stock unless: (i) the Court has held a hearing (the "Settlement Hearing") on the fairness of the terms and conditions of this Stipulation and the issuance of the Settlement Stock pursuant hereto; (ii) all Persons to whom any Settlement Stock is to be issued receive notice of the Settlement Hearing and of the right to be heard at such hearing; (iii) the Court is advised prior to the hearing that registration of the Settlement Stock under the Securities Act of 1933, as amended (the "Securities Act"), will not be required by virtue of the Court's approval of this Stipulation and the issuance of the Settlement Stock; and (iv) the Court approves the fairness of this Stipulation and the issuance of the Settlement Stock. In order that the Settlement Stock may be distributed to, and be fully and freely traded by, the recipients who are not deemed affiliates of Hybrid within the meaning of Rule 144(a)(1) of the Securities Act ten (10) days before the Settlement
Hearing date, Hybrid shall provide Plaintiffs' Settlement Counsel with the written opinion of outside counsel substantially to the effect that, upon approval of the Settlement by the Court in accordance with the procedures set forth herein and the filing of the Judgment: (a) the issuance of the Settlement Stock will be exempt from the registration requirements of the Securities Act; (b) the shares of Settlement Stock will not be "restricted securities" as defined in Rule 144(a)(3) under the Securities Act; (c) the Authorized Stock Recipients who acquire the Settlement Stock and who are not deemed affiliates of Hybrid within the meaning of Rule 144(a)(1) may sell such shares without registration under the Securities Act without compliance with Rule 144 under the Securities Act; (d) the Authorized Stock Recipients who acquire the Settlement Stock and who are deemed affiliates of Hybrid within the meaning of Rule 144(a)(1) under the Securities Act may sell such shares in compliance with Rule 144 under the Securities Act, but without regard to the holding period requirements of Rule 144(d); and (e) when issued in accordance with the procedures provided for in this Stipulation, such shares will be fully paid and non-assessable. Within 30 days after the Claims Administrator shall have provided Hybrid with a written list identifying the states in which the Settlement Class Members are located, Hybrid shall provide
Plaintiffs' Settlement Counsel with the written opinion of outside counsel substantially to the effect that, upon approval of the Settlement by the Court in accordance with the procedures set forth herein, the filing of the Judgment and the issuance of the Settlement Stock in such states to such Persons in accordance with the procedures provided for herein, such issuance will be qualified or exempt from qualification under the blue sky laws of such states, except that, to the extent that qualification is required in any state and the state securities administrator has not granted qualification by the Effective Date, the shares that would otherwise be distributed in such state will be held by the Claims Administrator until such counsel has certified that such qualification has been granted, except that, if such qualification has not been granted six months after the Effective Date, those affected Authorized Claimants shall receive equivalent cash consideration from the Settlement Fund in lieu of the payment of stock.

        4.3 Within five (5) business days of the completion of claims administration, the Claims Administrator shall provide Hybrid's transfer agent with a list identifying each Settlement Class Member who is entitled to receive stock and the number of shares of

Settlement Stock to be issued to each such Person. Hybrid shall direct its stock transfer agent to issue and distribute the certificates representing the Settlement Stock within ten (10) business days of receipt of the list of the Persons and in the amounts shown on said list. Any reasonable costs associated with the distribution of the Settlement Stock, including all reasonable fees charged by the transfer agent, shall be considered a cost of administration of the Settlement and shall be paid from the Settlement Fund.

       4.4 To the extent that the Court authorizes the distribution of a portion of the Settlement Stock as payment of any portion of the attorneys' fees to counsel for the Representative Plaintiffs, Hybrid shall direct its stock transfer agent to issue and distribute the stock on or before the fifth business day following the Effective Date.

        4.5 The remainder of the Settlement Stock shall be distributed pursuant to PARA4.3 hereof.

        4.6 The number of shares of Settlement Stock is predicated on the assumption that there are and will be no more than 10.5 million shares of Hybrid outstanding as of the Effective Date and that there will be no further dilution of the stock until after these shares have been issued, except as described in the following sentence. If additional stock is distributed or otherwise becomes outstanding before the Effective Date, the number of Settlement Shares shall be increased proportionately so that the number of shares of Settlement Stock as compared to the number of shares of Hybrid outstanding at the Effective Date shall remain at a proportion of 3 to 13.5. If the Company is sold, acquired or merged prior to the Effective Date, the Settlement Shares shall be treated for purposes of such corporate transaction as if they had been issued, distributed and outstanding prior to the closing of the transaction, and will receive the same proportionate treatment as such other shares as follows: To the extent that any consideration paid in such sale, acquisition or merger is received by Hybrid's stockholders (directly or indirectly through distribution of such consideration by Hybrid to its stockholders after paying debts and other obligations), Hybrid shall pay or cause to be distributed on the Effective Date (or, if later, on the date of distribution to its stockholders) a proportionate amount of like consideration that is received by such stockholders.

                  5.       ADDITIONAL CONSIDERATION FOR THE SETTLEMENT

        5.1 Upon the execution of this Stipulation, Hybrid shall assign to Representative Plaintiffs any and all claims it has against the Non-Settling Defendant (or its legal predecessor or successor) (the "Auditor Claim"), which claims shall revert back to Hybrid if the Settlement does not become Final.

        5.2 In the event Representative Plaintiffs shall assert any Auditor Claims, Representative Plaintiffs agree that any recovery by Representative Plaintiffs for the Class on an Auditor Claim shall be reduced by the proportionate share of fault that the trier of fact shall allocate or apportion to any Settling Defendant so as to extinguish any contribution, indemnity, apportionment or other similar rights that the Non-Settling Defendant might otherwise arguably have against the Settling Defendants. Plaintiffs agree to use their best efforts to seek such a determination of proportionate shares of fault in any proceeding in which they elect to pursue any Auditor Claim.

        5.3 Immediately upon the signing of the Stipulation of Settlement the Settling Defendants will provide complete and full cooperation in the prosecution of the class's claims against the Non-Settling Defendant arising out of acts or transactions that are the subject of the Litigation. Such cooperation includes full access to the Company's documents, employees, consultants, experts and the defendants for review and interviews, as reasonable under the circumstances, and subject to a protective order entered into by the Parties. Settling Defendants will produce documents and appear for deposition as requested by plaintiffs without need for subpoena. Settling Defendants will use their best efforts to assist in drafting or amendment of Plaintiffs' complaint against the Non-Settling Defendant.

                  6.       NOTICE ORDER AND SETTLEMENT HEARING

        6.1 Promptly after execution of the Stipulation, the Parties shall submit the Stipulation together with its Exhibits to the Court and shall jointly apply for entry of an order (the "Notice Order"), substantially in the form of Exhibit A hereto, certifying the Settlement Class solely for the purpose of effectuating this Settlement, requesting preliminary approval of the Settlement set forth in the Stipulation, and approval for the mailing and publication of a "Notice of Pendency and Settlement of Class Action and Settlement Hearing" ("Notice") which shall include the general terms of the Settlement set forth in the Stipulation, the proposed Plan of Allocation, the general terms of the Fee and Expense

Application (as defined in PARA9.1) and the date of the Settlement Hearing (as defined below in PARA6.2).

        6.2 The Parties shall request that, after notice is given, the Court hold the Settlement Hearing and finally approve this Settlement as set forth herein. At or after the Settlement Hearing, Representative Plaintiffs' Counsel also will request that the Court approve the proposed Plan of Allocation and the Fee and Expense Application.

                  7.       RELEASES

        7.1 Upon the Effective Date, the Representative Plaintiffs hereby fully, finally, and forever release, relinquish and discharge all Released Claims (including Unknown Claims) against each and all of the Released Persons.

        7.2 Upon the Effective Date, each and all Settlement Class Members shall be deemed to have fully, finally, and forever released, relinquished and discharged all Released Claims (including Unknown Claims) against each and all of the Released Persons, whether or not such Settlement Class Member executes and delivers the Proof of Claim and Release.

        7.3 Upon the Effective Date, each of the Settling Defendants shall fully, finally, and forever release, relinquish and discharge the Representative Plaintiffs and each and all of the other Settlement Class Members, and Representative Plaintiffs' Counsel, from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion or resolution of the Litigation or the Released Claims.

        7.4 Upon the Effective Date, each of the Settling Defendants hereby fully, finally, and forever releases, relinquishes and discharges against each of the other Settling Defendants the following: all claims arising out of, relating to, or in connection with (1) the Released Claims; (2) the payments provided for in PARA1.29 of this Stipulation; and (3) the payment of attorneys' fees, costs and expenses incurred in defense of this Litigation. Specifically excluded from the releases in this paragraph are: (i) any claims, rights, demands, causes of action, liabilities, and suits arising out of the claims that are or may be asserted by any Person falling within the definition of the Settlement Class who validly and timely requests to be excluded from the Settlement of the Litigation as provided for in this Stipulation; and (ii) any obligation on the part of Hybrid to indemnify its present and former officers and directors to the extent required by Hybrid's articles of incorporation and by-laws, any existing agreements, or any resolution or otherwise, of the Board of Directors of Hybrid.

        7.5 Only those Settlement Class Members filing valid and timely Proof of Claim and Release forms shall be entitled to participate in the Settlement and receive a distribution from the Settlement Fund. The Proof of Claim and Release to be executed by the Settlement Class Members shall release all Released Claims against the Released Persons, and shall be in the form contained in Exhibit A-2 hereto. All Settlement Class Members shall be bound by the releases set forth in this Section7 whether or not they submit a valid and timely Proof of Claim and Release.

                  8. ADMINISTRATION AND CALCULATION OF CLAIMS, FINAL AWARDS AND SUPERVISION AND DISTRIBUTION OF SETTLEMEN FUND

        8.1 Plaintiffs' Settlement Counsel, or their authorized agents, acting on behalf of the Settlement Class shall administer and calculate the claims submitted by Settlement Class Members and shall oversee distribution of that portion of the Settlement Fund which is finally awarded by the Court to the Settlement Class Members. Settling Defendants shall have no role in or responsibility for the review or evaluation of Proof of Claim and Release forms. This is not a claims-made Settlement and, if all conditions under the Stipulation are satisfied, the Settlement becomes Final, and the Settlement is not successfully collaterally attacked, no portion of the Settlement Fund will be returned to any Settling Defendant.

        8.2       The Settlement Fund shall be applied as follows:

                  (a) To pay all unpaid costs and expenses reasonably and actually incurred in connection with providing notice, including locating Settlement Class Members, assisting with the filing of claims, administering and distributing the Settlement Fund to the Settlement Class, processing Proof of Claim and Release forms and paying escrow fees and costs, if any;

                  (b) To pay Taxes and Tax Expenses;

                  (c) To pay Class Counsel's attorneys' fees, expenses and costs, with interest thereon (the "Fee and Expense Award"), if and to the extent allowed by the Court; and

                  (d) After the Effective Date, to distribute the balance of the Settlement Fund (the "Net Settlement Fund") to Authorized Claimants as allowed by the Stipulation, the Plan of Allocation and the Court.

        8.3 After the Effective Date and subject to such further approval and further order(s) of the Court as may be required, the

Net Settlement Fund shall be distributed to Authorized Claimants, subject to and in accordance with the following:

                  (a) Within ninety (90) days after the mailing of the Notice or such other time as may be set by the Court, each Person claiming to be an Authorized Claimant shall be required to submit to the Claims Administrator a separate completed Proof of Claim and Release in the form of Exhibit A-2 hereto, signed under penalty of perjury and supported by such documents as are specified in the Proof of Claim and Release and as are reasonably available to the Authorized Claimant.

                  (b) Except as otherwise ordered by the Court, all Settlement Class Members who fail to timely submit valid Proof of Claim and Release forms within such period, or such other period as may be ordered by the Court, shall be forever barred from receiving any payments pursuant to the Stipulation and the Settlement set forth herein, but will in all other respects be subject to and bound by the provisions of the Stipulation, the Settlement and releases contained herein, and the Judgment.

                  (c) After the Effective Date, the Net Settlement Fund shall be distributed to the Authorized Claimants in accordance with and subject to the Plan of Allocation to be described in the Notice mailed to Settlement Class Members. The proposed Plan of Allocation shall not be a part of the Stipulation.

        8.4 The Settling Defendants shall not have any responsibility for, interest in, or liability whatsoever with respect to the investment or distribution of the Settlement Fund, the Plan of Allocation, the determination or administration of taxes, or any losses incurred in connection therewith. No Person shall have any claim of any kind against Settling Defendants, or Settling Defendants'
Counsel of Record, director and officer liability insurers and reinsurers with respect to the matters set forth in this paragraph; and the Settlement Class Members and Class Counsel release Settling Defendants from any and all liability and claims arising from or with respect to the investment or distribution of the Settlement Fund.

        8.5 No Person shall have any claim against Class Counsel or any Claims Administrator, or other agent designated by Class Counsel, or Settling Defendants or Settling Defendants' Counsel of Record, based on distributions made substantially in accordance with the Stipulation and the Settlement contained herein, the Plan of Allocation, or further orders of the Court.

        8.6 It is understood and agreed by the Parties that any proposed Plan of Allocation of the Net Settlement Fund, including, without limitation, the calculation of an Authorized Claimant's claim, as set forth therein, is not a part of the Stipulation and is to be considered by the Court separately from the Court's consideration of the fairness, reasonableness and adequacy of the Settlement set forth in the Stipulation, and any order or proceeding relating to the Plan of Allocation shall not operate to terminate or cancel the Stipulation or affect the finality of the Court's Judgment approving the Stipulation and the Settlement set forth herein, or any other orders entered pursuant to the Stipulation.

                  9. REPRESENTATIVE PLAINTIFFS' COUNSEL'S ATTORNEYS' FEES AND REIMBURSEMENT OF EXPENSES

        9.1 The Representative Plaintiffs' Counsel may submit an application or applications (the "Fee and Expense Application") for distributions to them from the Settlement Fund for: (i) an award of attorneys' fees as set forth in the Notice; plus (ii) reimbursement of all expenses and costs, including the fees of any experts or consultants incurred in connection with prosecuting the Litigation; plus (iii) interest on such attorneys' fees, costs and expenses at the same rate and for the same periods as earned by the Settlement Fund (until paid), as may be awarded by the Court.

        9.2 The cash portion of the attorneys' fees, expenses and costs, including the fees of experts and consultants, as awarded by the Court shall be transferred to Plaintiffs' Settlement Counsel from the Settlement Fund immediately after the Court executes an order awarding such fees and expenses and the stock portion of the fees immediately after the Effective Date (the "Fee and Expense Award"). As received, Plaintiffs' Settlement Counsel shall thereafter allocate the Fee and Expense Award amongst Representative Plaintiffs' Counsel in a manner which Plaintiffs' Settlement Counsel in good faith believe reflects the contributions of such counsel to the prosecution and Settlement of the Litigation; provided, however, that in the event that the Stipulation and the Settlement set forth herein do not become effective for any reason, or the Judgment or the order making the Fee and Expense Award is reversed or modified on appeal, and in the event that the Fee and Expense Award has been paid to any extent, then Representative Plaintiffs' Counsel shall within five (5) business days from the event which precludes the Effective Date from occurring or such reversal or modification, refund to the

Settlement Fund the fees, expenses, costs and interest previously paid to them from the Settlement Fund, including accrued interest on any such amount at the average rate earned on the Settlement Fund from the time of withdrawal until the date of refund. Each such Representative Plaintiffs' Counsel's law firm, as a condition of receiving such fees and expenses, on behalf of itself and each partner and/or shareholder of it, agrees that the law firm and its partners and/or shareholders are subject to the jurisdiction of the Court for the purpose of enforcing this PARA9.2 of the Stipulation. Without limitation, each such law firm and its partners and/or shareholders agree that the Court may, upon application of Settling Defendants and notice to Representative Plaintiffs' Counsel, summarily issue orders, including but not limited to, judgments and attachment orders, and may make appropriate findings of or sanctions for contempt, against them or any of them should such law firm fail timely to repay fees and expenses pursuant to this PARA9.2 of the Stipulation.

        9.3 Settling Defendants and their respective Related Parties shall have no responsibility for, and no liability whatsoever with respect to, any payment to Plaintiffs or Class Counsel from the Settlement Fund that may occur before the Effective Date.

        9.4 Settling Defendants and their respective Related Parties shall have no responsibility for, and no liability whatsoever with respect to, the allocation among Class Counsel, and any other Person who may assert some claim thereto, of any Fee and Expense Awards that this Court may make, and Settling Defendants and their respective Related Parties take no position with respect to such matters.

        9.5 The procedure for and the allowance or disallowance by the Court of any applications by any of the Class Counsel for attorneys' fees, costs and expenses, including the fees of experts and consultants, to be paid out of the Settlement Fund, are not part of the Settlement set forth in the Stipulation, and are to be considered by the Court separately from the Court's consideration of the fairness, reasonableness and adequacy of the Settlement set forth in the Stipulation, and any order or proceedings relating to the Fee and Expense Application, or any appeal from any order relating thereto, shall not operate to terminate or cancel the Stipulation, or affect or delay the finality of the Judgment approving the Stipulation and the Settlement of the Litigation set forth herein.

                  10. CONDITIONS OF SETTLEMENT, EFFECT OF DISAPPROVAL, CANCELLATION OR TERMINATION

       10.1 The Effective Date of the Stipulation shall be the first date by which all of the events and conditions listed below in PARA10.1(a)-(g) have occurred or have been met:

                  (a) Plaintiffs' Settlement Counsel and Settling Defendants' Counsel of Record have executed this Stipulation;

                  (b) Settling Defendants shall have timely transferred or caused to be timely transferred the cash portion of the Settlement Fund to the Escrow Agent as set forth in PARA2.1 above;

                  (c) The Court has entered the Notice Order, as required by PARA6.1, above;

                  (d) The Court has entered the Judgment, or a judgment substantially in the form of Exhibit B hereto;

                  (e) The Superior Court of Santa Clara County has entered the California judgments dismissing with prejudice the State Court Actions and all claims asserted therein;

                  (f) Settling Defendants' Counsel of Record shall not have given notice of intent to withdraw from the Settlement pursuant to PARA10.5; and

                  (g) The judgment of the Court referred to in PARA10.1(d), and the State Court judgments referred to in PARA10.1(e), have become Final, as defined in PARA 1.8, above.

       10.2 Upon the occurrence of all of the events referenced in PARA10.1 above, any and all remaining interest or right of Settling Defendants to the Settlement Fund shall be absolutely and forever extinguished.

       10.3 Neither a modification nor a reversal on appeal of any Plan of Allocation or of any amount of attorneys' fees, costs, expenses and interest awarded by the Court to any of the Representative Plaintiffs' Counsel shall constitute grounds for cancellation and termination of the Stipulation.

       10.4 If all of the conditions specified in PARA10.1 are not met, then the Stipulation shall be canceled and terminated unless Plaintiffs' Settlement Counsel and Settling Defendants' Counsel of Record mutually agree in writing to proceed with the Stipulation.

       10.5 If prior to the Settlement Hearing, any Persons who otherwise would be Members of the Settlement Class have timely requested exclusion ("Requests for Exclusion") from the Settlement Class in accordance with the provisions of the Notice Order and the notice given pursuant thereto, and such Persons in the aggregate purchased a number of shares of Hybrid common stock during the

Settlement Class Period in an amount greater than the sum specified in a separate "Supplemental Agreement" between the Settling Parties, Hybrid shall have, in its sole and absolute discretion, the option to terminate this Stipulation in accordance with the procedures set forth in the Supplemental Agreement. The Supplemental Agreement will not be filed with the Court unless and until a dispute among the Settling Parties concerning its interpretation or application arises. Copies of all Requests for Exclusion received, together with copies of all written revocations of Requests for Exclusion, shall be delivered to Settling Defendants' Counsel of Record within five (5) business days of receipt by Plaintiffs or Plaintiffs' Settlement Counsel but in no event later than seven (7) business days before the Settlement Hearing. Hybrid may terminate the Stipulation by serving written notice of termination on the Court and Plaintiffs' Settlement Counsel by hand delivery or first class mail, postmarked on or before 5 business days after the receipt of all of the copies of the Requests for Exclusion, on or before 5 business days after the Court grants additional exclusion for any reason, or on or before 3 business days before the Settlement Hearing, whichever occurs last.

       10.6 Unless otherwise ordered by the Court, in the event the Stipulation shall terminate, or be canceled, or shall not become effective for any reason, within five (5) business days after written notification of such event is sent by Settling Defendants' Counsel of Record, the Representative Plaintiffs or Plaintiffs' Settlement Counsel to the Escrow Agent, the Settlement Fund (including accrued interest), plus any amount then remaining in the

Notice and Administration Fund (including accrued interest), less expenses and any costs which have either been disbursed pursuant to PARAS3.5 or 3.6 hereof, or are determined to be chargeable to the Notice and Administration Fund, shall be refunded by the Escrow Agent pursuant to written instructions from Settling Defendants' Counsel of Record. In such event the Settling Defendants shall be entitled to any tax refund, if any, owing to the Settlement Fund. At the request of the Settling Defendants or Settling Defendants' Counsel of Record, the Escrow Agent or its designee shall apply for any such refund and pay the proceeds, less the cost of obtaining the tax refund.

       10.7 If the Effective Date does not occur, or if the Stipulation is terminated pursuant to its terms, the Settling Parties shall be restored to their respective positions in the Litigation as of March 2, 1999, the date prior to which the agreement-in-principle to settle the Litigation was reached. In such event, the terms and provisions of the Stipulation, with the exception of PARAS3.4, 3.7, 3.8, 8.4, 8.5, 9.2-9.5, 10.1-10.6 and 10.8
herein, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Litigation or in any other proceeding for any purpose, except as provided herein. Any Judgment or order entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated NUNC PRO TUNC. No order of the Court or modification or reversal on appeal of any order of the Court concerning the Plan of Allocation or the amount of any attorneys' fees, costs, expenses and interest awarded by the Court to the Representative Plaintiffs or Class Counsel shall constitute grounds for cancellation or termination of the Stipulation.

       10.8 If the Effective Date does not occur, or if the Stipulation is terminated pursuant to its terms, neither the Representative Plaintiffs nor Class Counsel shall have any obligation to repay any amounts actually and properly disbursed from the Notice and Administration Fund. In addition, any expenses already incurred and properly chargeable to the Notice and Administration Fund pursuant to PARA3.5 hereof at the time of such termination or cancellation but which have not been paid, shall be paid by the Escrow Agent from the Notice and Administration Fund in accordance with the terms of the Stipulation prior to the balance being refunded in accordance with PARA10.6 above.

                  11.      MISCELLANEOUS PROVISIONS

       11.1 The Settling Parties (a) acknowledge that it is their intent to consummate this agreement; and (b) agree to cooperate to the extent necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

       11.2 The Settling Parties agree that the amount of the Settlement Fund, as well as the other terms of the Settlement, reflects a good-faith Settlement of Representative Plaintiffs' and the other Settlement Class Members' claims in the Litigation, reached voluntarily after consultation with experienced legal counsel. Neither the Stipulation nor the Settlement contained herein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Settling Defendants, or (ii) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Settling Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Released Persons may file the Stipulation and/or the Judgment from this Litigation in any other action that may be brought against them in order to support a defense or counterclaim based on principles of RES JUDICATA, collateral estoppel, release, good-faith settlement, judgment bar or reduction or any theory of claim preclusion or issue preclusion or similar defense or counterclaim. Settling Defendants have denied and continue to deny each and all of the claims alleged in the Litigation. Representative Plaintiffs or any other member of the Settlement Class may file the Stipulation in any proceeding brought to enforce any of its terms or provisions. The Parties and their counsel, and each of them, agree, to the extent permitted by law, that all agreements made and orders entered during the course of the Litigation relating to the confidentiality of information shall survive this Stipulation.

       11.3 While retaining their right to deny that the claims advanced in the Litigation were meritorious, Settling Defendants do not dispute that the Federal Action was filed in compliance with Federal Rule of Civil Procedure 11, and is being settled voluntarily after consultation with competent legal counsel.

       11.4 All of the Exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

       11.5 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Parties or their successors-in-interest.

       11.6 Except as provided herein, the Stipulation and the Exhibits attached hereto constitute the entire agreement among the Parties hereto, and no representations, warranties or inducements have been made to any Party concerning the Stipulation or its Exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Party shall bear its own costs.

       11.7 Plaintiffs' Settlement Counsel, on behalf of the Settlement Class, are expressly authorized by the Representative Plaintiffs to take all appropriate action required or permitted to be taken by the Settlement Class pursuant to the Stipulation to effectuate its terms and also are expressly authorized to enter into any modifications or amendments to the Stipulation on behalf of the Settlement Class which they deem appropriate.

       11.8 Each counsel or other Person executing the Stipulation or any of its Exhibits on behalf of any Party hereto hereby warrants that such Person has the full authority to do so.

       11.9 The Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. Counsel for the Settling Parties to the Stipulation shall exchange among themselves signed counterparts, and a complete set of original executed counterparts shall be filed with the Court.

       11.10 The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties hereto.

       11.11 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and all Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation.

       11.12 The Stipulation shall be construed and enforced in accordance with the laws of the State of California without giving effect to that State's choice-of-law principles.

         IN WITNESS WHEREOF, the Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys.

DATED:  _________________
                                           MILBERG WEISS BERSHAD
                                             HYNES & LERACH LLP
                                           WILLIAM S. LERACH
                                           KEITH F. PARK



                                           ------------------------------
                                                   KEITH F. PARK

                                           600 West Broadway, Suite 1800
                                           San Diego, CA  92101
                                           Telephone:  619/231-1058

                                           MILBERG WEISS BERSHAD
                                             HYNES & LERACH LLP
                                           REED R. KATHREIN
                                           KIMBERLY C. EPSTEIN
                                           222 Kearny Street, 10th Floor
                                           San Francisco, CA  94108
                                           Telephone:  415/288-4545

                                           COHEN, MILSTEIN, HAUSFELD
                                             & TOLL, P.L.L.C.
                                           STEVEN J. TOLL
                                           KRISTOPHER A. KINKADE
                                           999 Third Avenue, Suite 3600
                                           Seattle, WA  98104
                                           Telephone:  206/521-0080

                                           Co-Lead Counsel for Plaintiffs

                                           MORRISON & FOERSTER, LLP
                                           JORDAN ETH

                                           ------------------------------
                                                   JORDAN ETH

                                           425 Market Street
                                           San Francisco, CA  94105-2482
                                           Telephone:  415/268-7000

                                           Counsel for Settling Defendants






STIPULATION OF SETTLEMENT - C-98-20888-RMW

                         DECLARATION OF SERVICE BY MAIL
               PURSUANT TO NORTHERN DISTRICT LOCAL RULE 23-2(c)(2)


         I, the undersigned, declare:

         1. That declarant is and was, at all times herein mentioned, a citizen of the United States and a resident of the County of San Diego, over the age of 18 years, and not a party to or interested in the within action; that declarant's business address is 600 West Broadway, Suite 1800, San Diego, California 92101.

         2. That on June 14, 1999, declarant served the STIPULATION OF SETTLEMENT by depositing a true copy thereof in a United States mailbox at San Diego, California in a sealed envelope with postage thereon fully prepaid and addressed to the parties listed on the attached Service List and that this document was forwarded to the following designated Internet site at:

                  HTTP://SECURITIES.MILBERG.COM

         3. That there is a regular communication by mail between the place of mailing and the places so addressed.

         I declare under penalty of perjury that the foregoing is true and correct. Executed this 14th day of June, 1999, at San Diego, California.



                                          -----------------------------
                                          DANELLE L. McNERTNEY

                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION


MARK ALAN ROSENBERG, et al., On        )           No. C-98-20956-RMW
Behalf of Themselves and All Others    )            (Consolidated with No.
Similarly Situated,                    )           C-98-20888-RMW)
                                       )
                       Plaintiffs,     )           CLASS ACTION
                                       )
         vs.                           )
                                       )
HYBRID NETWORKS, INC., et al.,         )
                                       )
                  Defendants.          )
                                       )
-----------------------------------


                [PROPOSED] ORDER CERTIFYING SETTLEMENT CLASS AND
                PRELIMINARILY APPROVING SETTLEMENT AND APPROVING
                          THE FORM AND MANNER OF NOTICE

         The Court has received the Stipulation of Settlement (the "Stipulation"), dated as of March 3, 1999, that has been entered into by the Representative Plaintiffs and Settling Defendants. The Court has reviewed the Stipulation and its attached exhibits, and, good cause appearing,

         IT IS HEREBY ORDERED as follows:

         1. The Court, for purposes of this preliminary order, adopts all defined terms as set forth in the Stipulation.

         2. The Court preliminarily approves: (1) the Settlement of the Litigation set forth in the Stipulation and each of the releases set forth therein, and (2) the proposed Plan of Allocation described in the Notice of Pendency and Settlement of Class Action and Settlement Hearing, subject to the right of any Settlement Class Member to challenge the fairness, reasonableness, and adequacy of the Stipulation or the proposed Plan of Allocation and to show cause, if any exists, why a final judgment dismissing the Litigation based on the Stipulation should not be ordered herein after due and adequate notice to the Settlement Class has been given in conformity with this Order.

         3. For purposes of this Settlement only, the Court certifies a Settlement Class defined as: all Persons who purchased Hybrid Networks, Inc. ("Hybrid") common stock between November 12, 1997 and June 17, 1998, inclusive. Excluded from the Class are the Defendants named in the Litigation, members of the immediate families of the Individual Defendants, any entity in which any Defendant has a controlling interest, and the legal representatives, heirs, successors, or assigns of the Defendants. Also excluded are those Persons who timely and validly request exclusion from the Class pursuant to the "Notice of Pendency and Settlement of Class Action and Settlement Hearing."

         4. The Court approves as to form and content, and for distribution to Settlement Class Members, a Notice of Pendency and Settlement of Class Action and Settlement Hearing ("Notice") substantially in the form of Exhibit A-1 hereto, a Proof of Claim and Release ("Proof of Claim") in the form of Exhibit A-2 hereto; and for publication a Summary Notice of Proposed Settlement ("Summary Notice") in the form of Exhibit A-3 hereto.

         5. Pending resolution of these Settlement proceedings, no other action now pending or hereafter filed arising out of all or any part of the subject matter of this Litigation shall be maintained as a class action, and except as provided by this or further Order of the Court, for good cause shown, all Persons are hereby enjoined during the pendency of these Settlement proceedings from filing or prosecuting purported class actions against any Person with respect to any of the Released Claims.

         6. Plaintiffs' Settlement Counsel are authorized to act on behalf of the Settlement Class with respect to all acts required by, or which may be given pursuant to, the Stipulation or such other acts which are reasonably necessary to consummate the proposed Settlement set forth in the Stipulation.

         7. Plaintiffs' Settlement Counsel are hereby authorized to retain the firm of Gilardi & Co. LLC as Claims Administrator to supervise and administer the notice and claims procedures. Gilardi & Co. LLC is hereby appointed as receiver for purposes of the issuance and distribution of the Settlement Stock to Authorized Claimants.

         8. Plaintiffs' Settlement Counsel shall make reasonable efforts to identify all Persons who are Members of the Settlement Class, including beneficial owners whose Hybrid common stock is held by banks, brokerage firms, or other nominees. Plaintiffs' Settlement Counsel shall cause the Claims Administrator to send the Notice and the Proof of Claim by first class mail to all Persons who appear on the transfer records of Hybrid as having transferred to their names Hybrid common stock during the period from November 12, 1997 through June 17, 1998, inclusive. The mailing of the Notice and Proof of Claim forms shall be on or before ___________, 1999 (the "Notice Date"). Pursuant to the Notice, each nominee shall either: (1) send the Notice and Proof of Claim to Settlement Class Members for which they act as nominee by first class mail within ten (10) days after the nominee receives the Notice; or (2) send a list of the names and addresses of such beneficial owners to Plaintiffs' Settlement Counsel within ten (10) days after the nominee receives the Notice and, in the event of the latter, Plaintiffs' Settlement Counsel shall send by first class mail the Notice and Proof of Claim to all Settlement Class Members who are on the list received from the nominee. Plaintiffs' Settlement Counsel shall, if requested, reimburse banks, brokerage houses or other nominees solely for their reasonable out-of-pocket expenses incurred in providing notice to beneficial owners who are Settlement Class Members, out of the Settlement Fund, which expenses would not have been incurred except for the sending of such notice, subject to further order of this Court with respect to any dispute concerning such compensation. Plaintiffs' Settlement Counsel shall file with the Court and serve upon Settling

Defendants' Counsel of Record no later than seven (7) days prior to the Settlement Hearing an affidavit or declaration describing the efforts taken to comply with this order and stating that the mailings have been completed in accordance with the terms of this Order.

         9. Within ten (10) days of the Notice Date, Plaintiffs' Settlement Counsel shall publish a Summary Notice substantially in the form of Exhibit A-3 hereto once in INVESTOR'S BUSINESS DAILY. Plaintiffs' Settlement Counsel shall file with the Court and serve upon Defendants' Counsel of Record no later than seven (7) days prior to the Settlement Hearing an affidavit or declaration stating that the Summary Notice has been published in accordance with the terms of this Order.

         10. The Court finds that dissemination of the Notice and Proof of Claim in the manner required by PARA8, and publication of the Summary Notice in the manner required by PARA9, constitute the best notice practicable under the circumstances to Settlement Class Members and meet the requirements of Rule 23 of the Federal Rules of Civil Procedure, due process under the United States Constitution, and any other applicable law, and shall constitute due and sufficient notice to all Persons entitled thereto.

         11. Any Person falling within the definition of the Settlement Class may, upon request, be excluded from the Settlement. Any such Person must submit to the Claims Administrator a request for exclusion ("Request for Exclusion"), postmarked no later than _____________, 1999. A Request for Exclusion must state: (1) the name, address, and telephone number of the Person requesting exclusion; (2) the Person's purchases and sales of Hybrid common stock made during the Settlement Class Period, including the dates, the number of shares, and price paid or received per share for each such purchase or sale; and (3) that the Person wishes to be excluded from the Settlement Class. All Persons who submit valid and timely Requests for Exclusion in the manner set forth in this paragraph shall have no rights under the Stipulation, shall not share in the distribution of the Settlement Fund, and shall not be bound by the Stipulation or the Final Judgment.

         12. Any Settlement Class Member who objects to the Settlement of the Litigation, the proposed Plan of Allocation, or the application of counsel for attorneys' fees, costs, and expenses, shall have a right to appear and be heard at the Settlement Hearing. Any Settlement Class Member may enter an appearance through counsel of such member's own choosing and at such member's own expense or may appear on their own. However, no Settlement Class Member shall be heard at the Settlement Hearing unless, on or before ____________, 1999, such Person has filed with the Court and delivered to Plaintiffs' Settlement Counsel and Settling Defendants' Counsel of Record a written notice of objection and their grounds for opposing the Settlement, Plan of Allocation, or application for attorneys' fees, costs and expenses, along with proof of membership in the Settlement Class. The manner in which a notice of objection must be prepared, filed, and delivered shall be stated in the Notice. Only Settlement Class Members who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

         13. The Court authorizes payment out of the Notice and Administration Fund of the expenses described in PARA3.5 of the Stipulation. After the Effective Date, the notice and administration costs payable out of the Settlement Fund may be disbursed without the necessity of a court order in accordance with PARA3.6 of the Stipulation.

         14. A Settlement Hearing will be held on ______________, 1999, at _____ _.m. before this Court in the United States Courthouse, 280 South First Street, San Jose, California, to determine whether the proposed Settlement of the Litigation as set forth in the Stipulation, should be approved as fair, just, reasonable and adequate as to the Settling Parties, and whether the Final Judgment approving the Settlement should be entered. If the Settlement is approved by the Court, the Settlement Stock will be issued pursuant to an exemption from registration pursuant to Section3(a)(10) of the Securities Act of 1933. The Court has been advised that registration of the Settlement Stock under the Securities Act of 1933 will not be required by virtue of the Court's approval of this Stipulation and the issuance of the Settlement Stock. The Court may adjourn or continue the Settlement Hearing without further notice to Settlement Class Members.

         15. At the Settlement Hearing, the Court will determine whether Plaintiffs' Settlement Counsel's proposed Plan of Allocation of the Net Settlement Fund should be approved.

         16. The passage of title and ownership of the Settlement Fund to the Escrow Agent in accordance with the terms of the Stipulation is approved. No Person that is not a Settlement Class Member or counsel for the Representative Plaintiffs shall have any right to any portion of, or in the distribution of, the Settlement Fund unless otherwise ordered by the Court or otherwise provided in the Stipulation.

         17. All funds held by the Escrow Agent shall be deemed and considered to be in CUSTODIA LEGIS of the Court in accordance with the Stipulation, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation, the Plan of Allocation and/or further order(s) of the Court.

         18. At or after the Settlement Hearing, the Court will determine whether the application of Representative Plaintiffs' Counsel for an award of attorneys' fees, costs and expenses should be approved.

         19. No later than 90 days after the Notice Date, any Settlement Class Member who wishes to participate in the Settlement Fund must submit a valid Proof of Claim form to the Claims Administrator. Proof of Claim forms shall be deemed to have been submitted when postmarked, if mailed by first class, or registered or certified mail, postage prepaid, addressed in accordance with the instructions given in the Proof of Claim. All other Proof of Claim forms shall be deemed to have been submitted at the time they are actually received by the Claims Administrator. To be valid, a Proof of Claim must be: (1) completed in a manner that permits the Claims Administrator to determine the eligibility of the claim as set forth in the Proof of Claim; and (2) signed with an affirmation that the information is true and correct. All Settlement Class Members who do not submit valid and timely Proof of Claim forms shall be forever barred from receiving any payments from the

Settlement Fund, but will in all other respects be subject to and bound by the provisions of the Stipulation and the Final Judgment, if entered.

         20. Neither Settling Defendants nor Settling Defendants' Counsel of Record shall have any responsibility for the Plan of Allocation of the Settlement Fund submitted by Plaintiffs' Settlement Counsel and it will be considered separately from the fairness, reasonableness and adequacy of the Settlement.

         21. No later than seven (7) days before the Settlement Hearing, all briefs supporting the Settlement, the Plan of Allocation, and the request for attorneys' fees and costs, shall be served and filed.

         22. Neither the Stipulation, nor any of its terms or provisions, nor any of the negotiations or proceedings connected with it, shall be construed as an admission or concession by Settling Defendants of the truth of any of the allegations in the Litigation, or of any liability, fault, or wrongdoing of any kind, or by the Representative Plaintiffs or any other Member of the Settlement Class of the merit of any defense or lack of merit of any claim.

         23. All discovery and other proceedings in the Litigation with respect to the Settling Defendants are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation. The Representative Plaintiffs and the other Settlement Class Members are barred from commencing or prosecuting any direct or representative action, or any action in any other capacity, asserting any of the Released Claims unless and until the Stipulation is terminated according to its terms.

         24. The Court may, for good cause, extend any of the deadlines set forth in this Order without further notice to Settlement Class Members.

DATED: __________________                  ___________________________________
                                           THE HONORABLE RONALD M. WHYTE
                                           UNITED STATES DISTRICT COURT JUDGE

Submitted by:

MILBERG WEISS BERSHAD
  HYNES & LERACH LLP
WILLIAM S. LERACH
KEITH F. PARK



------------------------------
         KEITH F. PARK

600 West Broadway, Suite 1800
San Diego, CA  92101
Telephone:  619/231-1058

MILBERG WEISS BERSHAD
  HYNES & LERACH LLP
REED R. KATHREIN
KIMBERLY C. EPSTEIN
222 Kearny Street, 10th Floor
San Francisco, CA  94108
Telephone:  415/288-4545

COHEN, MILSTEIN, HAUSFELD
  & TOLL, P.L.L.C.
STEVEN J. TOLL
KRISTOPHER A. KINKADE
999 Third Avenue, Suite 3600
Seattle, WA  98104
Telephone:  206/521-0080

Co-Lead Counsel for Plaintiffs

                         DECLARATION OF SERVICE BY MAIL


         I, the undersigned, declare:

         1. That declarant is and was, at all times herein mentioned, a citizen of the United States and a resident of the County of San Diego, over the age of 18 years, and not a party to or interested in the within action; that declarant's business address is 600 West Broadway, Suite 1800, San Diego, California 92101.
         2. That on June 14, 1999, declarant served the [PROPOSED] ORDER CERTIFYING SETTLEMENT CLASS AND PRELIMINARILY APPROVING SETTLEMENT AND APPROVINGTHE FORM AND MANNER OF NOTICE by depositing a true copy thereof in a United States mailbox at San Diego, California in a sealed envelope with postage thereon fully prepaid and addressed to the parties listed on the attached Service List.
         3. That there is a regular communication by mail between the place of mailing and the places so addressed.
         I declare under penalty of perjury that the foregoing is true and correct. Executed this 14th day of June, 1999, at San Diego, California.


                                                -----------------------------
                                                DANELLE L. McNERTNEY

MILBERG WEISS BERSHAD
  HYNES & LERACH LLP
WILLIAM S. LERACH (68581)
KEITH F. PARK (54275)
600 West Broadway, Suite 1800
San Diego, CA  92101
Telephone:  619/231-1058
         - and -
REED R. KATHREIN (139304)
KIMBERLY C. EPSTEIN (169012)
222 Kearny Street, 10th Floor
San Francisco, CA  94108
Telephone:  415/288-4545

COHEN, MILSTEIN, HAUSFELD
  & TOLL, P.L.L.C.
STEVEN J. TOLL
KRISTOPHER A. KINKADE
999 Third Avenue, Suite 3600
Seattle, WA  98104
Telephone:  206/521-0080

Co-Lead Counsel for Plaintiffs


                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION


MARK ALAN ROSENBERG, et al., On       )           No. C-98-20956-RMW
Behalf of Themselves and All Other    )           (Consolidated with No.
Similarly Situated,                   )           C-98-20888-RMW)
                                      )
                                      )
                  Plaintiffs,         )           CLASS ACTION
                                      )
         vs.                          )
                                      )
HYBRID NETWORKS, INC., et al.,        )
                                      )
                 Defendants.          )
                                      )
-----------------------------------


                        NOTICE OF PENDENCY AND SETTLEMENT
                     OF CLASS ACTION AND SETTLEMENT HEARING


                                  EXHIBIT A-1

TO: ALL PERSONS WHO PURCHASED THE COMMON STOCK OF HYBRID NETWORKS, INC. ("HYBRID") DURING THE PERIOD NOVEMBER 12, 1997 THROUGH JUNE 17, 1998, INCLUSIVE.

         THIS NOTICE MAY AFFECT YOUR RIGHTS. YOU ARE URGED TO READ IT CAREFULLY. IF YOU PURCHASED COMMON STOCK OF HYBRID DURING THE PERIOD NOVEMBER 12, 1997 THROUGH JUNE 17, 1998, INCLUSIVE (THE "SETTLEMENT CLASS PERIOD"), YOU MAY BE A MEMBER OF THE CLASS AND MAY BE ENTITLED TO SHARE IN THE PROCEEDS OF THE SETTLEMENT DESCRIBED IN THIS NOTICE (THE "SETTLEMENT").

         This Notice is given pursuant to Rule 23 of the Federal Rules of Civil Procedure and pursuant to an Order of the United States District Court for the Northern District of California (the "District Court"). The purpose of this Notice is to inform you of the pendency of this Action as a class action and of a proposed partial Settlement of the class action pursuant to a Stipulation of Settlement dated as of March 3, 1999, filed with the District Court.

         The proposed partial Settlement creates a fund in the amount of $8.8 million in cash and will include any interest that accrues on the fund prior to distribution as well as 3.0 million shares of Hybrid common stock subject to certain terms and conditions. The stock is to be issued exempt from the registration requirements pursuant to Section 3(a)(10) of the Securities Act of 1933. In addition, if, prior to December 3, 1999, Hybrid is sold, acquired or merged in a transaction in which the consideration for such sale, acquisition or merger is paid by the acquirer to Hybrid's stockholders (rather than to Hybrid itself for ultimate distribution to its stockholders), Hybrid shall pay or cause to be paid, within 30 days after such sale, acquisition or merger, an amount in cash, freely tradable securities or other property that is equal to the 10% of the consideration paid by the acquirer to Hybrid's stockholders in the sale, acquisition or merger; or if Hybrid sells all or substantially all of its assets on or before December 3, 1999 (or after that date but the sale is the subject of ongoing negotiations before that date), Hybrid shall pay or cause to be paid, within 30 days after such sale, an amount equal to 10% of the consideration it receives from such sale, except that, if any portion of the proceeds of such sale are used in a liquidation or partial liquidation of Hybrid to pay Hybrid's creditors, then Hybrid shall pay into the Settlement Fund an amount equal to 10% of the amount of such net proceeds that it would otherwise distribute to its stockholders in such liquidation, which payment shall be made on or before the date on which distribution of any such net proceeds is made to such stockholders. Based on Representative Plaintiffs' estimate of the number of shares entitled to participate in the Settlement, the current price of Hybrid stock, and the anticipated number of claims to be submitted by Class members (but without giving effect to the consideration which might be paid upon the acquisition or liquidation of Hybrid) the average distribution per share would be approximately $1.55 before deduction of court-approved fees and expenses. However, your actual recovery from this fund will depend on a number of variables including the number of shares you purchased and the timing of your purchases and sales, if any.

         Plaintiffs and Settling Defendants do not agree on the average amount of damages per share that would be recoverable if Representative Plaintiffs were to have prevailed on each claim alleged under the Securities Exchange Act of 1934. The issues on which the Parties disagree include (1) the appropriate economic model for determining the amount by which Hybrid common stock was allegedly artificially inflated
(if at all) during the Class Period; (2) the amount by which Hybrid common stock was allegedly artificially inflated (if at all) during the Class
Period; (3) the effect of various market forces influencing the trading price of Hybrid common stock at various times during the Class Period; (4) the extent to which external factors, such as general market conditions, influenced the trading price of Hybrid common stock at various times during the Class Period; (5) the extent to which the various matters that Representative Plaintiffs alleged were materially false or misleading influenced (if at all) the trading price of Hybrid common stock at various times during the Class Period; (6) the extent to which the various allegedly adverse material facts that Representative Plaintiffs alleged were omitted influenced (if at all) the trading price of Hybrid common stock at various times during the Class Period; and (7) whether the statements made or facts allegedly omitted were material or otherwise actionable under the federal securities laws.

         The plaintiffs believe that the proposed Settlement is a good recovery and is in the best interests of the Class. Because of the risks associated with continuing to litigate and proceeding to trial, there was a danger that Plaintiffs would not have prevailed on any of their claims, in which case the Class would receive nothing. For example, Representative Plaintiffs faced the possibility that all or many of the claims in this case could have been dismissed. In addition, the amount of damages recoverable by the Class was and is challenged by Settling Defendants. Recoverable damages are limited to losses caused by conduct actionable under applicable securities laws and, had the Litigation gone to trial, Defendants intended to prove that all or most of the losses of Class members were caused by non-actionable market industry or general economic factors. Settling
Defendants would also assert that throughout the Settlement Class Period they fully and adequately disclosed Hybrid's financial condition and all uncertainties and risks associated with Hybrid's business.

         Representative Plaintiffs' Counsel have not received any payment for their services in conducting this Litigation on behalf of Plaintiffs and the members of the Class, nor have they been reimbursed for their out-of-pocket expenditures. If the Settlement is approved by the District Court, counsel for the Plaintiffs will apply to the District Court for attorneys' fees of 30% of the settlement proceeds plus reimbursement of out-of-pocket expenses not to exceed $300,000 to be paid from the settlement proceeds. If the amount requested by counsel is approved by the District Court, the average cost per share would be $0.49.

         This Notice is not an expression of any opinion by the District Court about the merits of any of the claims or defenses asserted by any party in this Litigation or the fairness or adequacy of the proposed Settlement.

         For further information regarding this Settlement you may contact: Rick Nelson, Milberg Weiss Bershad Hynes & Lerach LLP, 600 West Broadway, Suite 1800, San Diego, California 92101, Telephone: 619/231-1058. Please do not call any representative of Hybrid.

I.       NOTICE OF HEARING ON PROPOSED SETTLEMENT

         A hearing (the "Settlement Hearing") will be held on ___________, 1999, at ____ _.m. (or at any such adjourned time or times as the District Court may without further notice direct) (the "Hearing Date"), before the Honorable Ronald
M. Whyte, in the United States Courthouse, 280 South First Street, San Jose, California, to determine whether the proposed Settlement of this class action (the "Federal Action") between Representative Plaintiffs, individually and on behalf of the Settlement Class described below, and Settling Defendants Hybrid, Carl S. Ledbetter, Dan E. Steimle, James R. Flach, Stephen E. Halprin, Gary M. Lauder, Douglas M. Leone, Gustavo Ezcurra and Howard L. Strachman (hereinafter referred to collectively as the "Settling Defendants"), for the consideration described above is fair, reasonable and adequate and should be approved by the District Court.

         The District Court has certified a class composed of purchasers of Hybrid common stock between November 12, 1997 and June 17, 1998, excluding Defendants and certain related persons or entities. Pursuant to that certification, the Settlement Class consists of the named Plaintiffs herein and all persons or entities who purchased the common stock of Hybrid at any time during the period November 12, 1997 through June 17, 1998, inclusive (the "Settlement Class Period"). Excluded from the Class are the Defendants named in the complaint, members of the immediate families of the individual defendants, any entity in which any Defendant has a controlling interest, and any of the legal representatives, heirs, successors, or assigns of the Defendants.

Further excluded from the Settlement Class are those persons who submit valid and timely requests for exclusion from the Settlement Class pursuant to the terms of this Notice.

II.      THE LITIGATION

         On and after July 10, 1998, the following class actions were filed in the United States District Court for the Northern District of California (the "Court"): ROSENBERG V. NATIONSBANC MONTGOMERY SECURITIES, INC., ET AL., C-98-2731-SI and NGUYEN V. HYBRID NETWORKS, INC., ET AL., C-98-20888-RMW. These actions were subsequently consolidated (the "Federal Action"). The Federal Action names as defendants Hybrid Networks, Inc. ("Hybrid" or the "Company"), certain of its present and former officers and directors, the lead underwriters of Hybrid's initial public offering and its auditors, and alleges violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 promulgated thereunder and Sections 11, 12 and 15 of the Securities Act of 1933. Hybrid is a broadband access equipment provider which designs, develops, manufactures and markets wireless and cable systems. The Federal Action alleges that, during the Class Period, the Defendants disseminated false financial statements and made other misrepresentations regarding Hybrid and its operations.

         On September 8, 1998, the plaintiffs in the NGUYEN action filed their motion to be appointed Lead Plaintiffs and for approval of Milberg Weiss Bershad Hynes & Lerach LLP and Cohen, Milstein, Hausfeld & Toll, P.L.L.C. to act as Lead Plaintiffs' Counsel. The Court granted the motion on December 11, 1998.

         On and after June 5, 1998 the following actions were filed in the Superior Court for the State of California, County of Santa Clara (the "State Court"):

         PARNES V. NATIONSBANC MONTGOMERY SECURITIES, ET AL.,
         CV774486

         NUSSBAUM V. NATIONSBANC MONTGOMERY SECURITIES, ET AL.,
         CV774572

         SCHNECK V. NATIONSBANC MONTGOMERY SECURITIES, ET AL.,
         CV774641

         BICKELL V. HYBRID NETWORKS, INC., ET AL.,
         CV774769

         BRAINARD V. NATIONSBANC MONTGOMERY SECURITIES, ET AL.,
         CV775464

         MAGGIARO V. NATIONSBANC MONTGOMERY SECURITIES, ET AL.,
         CV774855

(the "State Actions"). The State Actions were consolidated by Order dated October 29, 1998. The State Actions and the Federal Action are based on the same factual allegations. The Federal Action and the State Actions are collectively referred to herein as the "Litigation."

         Class Counsel have performed substantial investigation with respect to the claims asserted and the defenses that were or could be asserted in the Litigation. Among other things, Class Counsel consulted with experts, including damages and accounting experts; subpoenaed documents from 24 third parties and underwriters, and analyzed approximately 5,000 pages of produced documents, as well as Hybrid's public filings, annual reports, and other public statements; reviewed related public filings and reports by securities analysts; and researched the applicable law with respect to the claims asserted and the potential defenses thereto. In addition, Settling Defendants' Counsel of Record met several times with Plaintiffs' Settlement Counsel to discuss the class's allegations and key internal documents.

III.     SETTLING DEFENDANTS' STATEMENT AND DENIALS OF WRONGDOING AND LIABILITY

         Settling Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Representative Plaintiffs in the Litigation. Nonetheless, Settling Defendants have concluded that it is in their best interests that the Litigation be settled on the terms and conditions set forth in this Stipulation. Settling Defendants have reached this conclusion after (1) analyzing the factual and legal issues in the Litigation; (2) determining that further conduct of the Litigation would be protracted and expensive, including potential litigation not only through trial, but also through any appeals that might be taken; and (3) considering the substantial benefits to Settling Defendants and Hybrid's shareholders of a final resolution of the Litigation, including avoiding further expenses, disposing of burdensome and protracted litigation, and permitting Settling Defendants to conduct their business unhampered by the distractions of continued litigation.

IV.      CLAIMS OF THE REPRESENTATIVE PLAINTIFFS AND BENEFITS OF SETTLEMENT

         The Representative Plaintiffs and Plaintiffs' Settlement Counsel have concluded that it is in the best interests of the Representative Plaintiffs and Settlement Class Members that the Litigation be settled on the terms and conditions set forth in this Stipulation. The Representative Plaintiffs and Plaintiffs'

Settlement Counsel have reached this conclusion after considering the risks and uncertainties of prevailing on the claims at the pleading stage, summary judgment or trial due to the defenses that have been or could be asserted by Settling Defendants. These include, among other things, whether Representative Plaintiffs have met the requirements for pleading a claim; whether Settling Defendants ever issued any false or misleading statements; whether any statements, if false or misleading, were material; whether any Settling Defendant acted with scienter; and whether the Representative Plaintiffs or any Settlement Class Member suffered any loss as a result of any alleged action or statement by any of the Settling Defendants. Further considerations supporting the decision to enter into the Settlement described herein were the expense and length of continued proceedings necessary to prosecute the Litigation against Settling Defendants through trial and through appeals and the substantial benefits the Settlement confers upon the Representative Plaintiffs and the Settlement Class.

V.       THE SETTLEMENT

         A settlement has been reached in this Litigation between the Plaintiffs and the Settling Defendants which is embodied in a Stipulation of Settlement (the "Stipulation") dated March 3, 1999, on file with the District Court. The following description of the proposed Settlement of the Federal Action and the State Court Actions is only a summary, and reference is made to the text of the Stipulation on file with the District Court for a full statement of its provisions.

         The Defendants have paid into an escrow account, pursuant to the terms of the Stipulation of Settlement dated as of _______, 1999 (the "Stipulation"), cash in the amount of $8.8 million (the "Settlement Fund") which has been and will continue to earn interest for the benefit of the Settlement Class. The Settlement Fund also includes 3.0 million shares of Hybrid common stock (the "Settlement Stock") to be issued pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended. The amount of stock or other consideration to be contributed to the Settlement Fund may be increased under the circumstances described at pp.___ above.

         The "Net Settlement Fund" is the balance of the Settlement Fund after deduction of Plaintiffs' attorneys' fees and reimbursement of their expenses, and the costs in connection with sending this Notice and administering the Settlement Fund, as and if permitted by the District Court. These fees, costs and expenses will be deducted from the Settlement Fund. The Settlement Fund will be applied to pay Plaintiffs' attorneys' fees and expenses to the extent as may be allowed by the District Court, and to satisfy all reasonable notice and administrative costs and any taxes due. The balance of the Settlement Fund will be distributed to Settlement Class Members who have submitted valid, timely Proof of Claim forms (the "Authorized Claimants") in accordance with the Plan of Allocation described below.

        If the proposed Settlement is approved by the District Court, the District Court and the State Court will enter Judgments which will dismiss the Litigation against Settling Defendants with prejudice, and bar and permanently enjoin the Representative Plaintiffs and each Settlement Class Member, whether or not such

Settlement Class Member has submitted a Proof of Claim, from prosecuting the Released Claims (defined below) against the Released Parties (defined below), and any such Settlement Class Member shall be conclusively deemed to have released any and all such Released Claims against the Released Parties. The District Court shall retain jurisdiction over implementation of the Settlement, disposition of the Settlement Fund, hearing and determining Representative Plaintiffs' applications for attorneys' fees, costs, interest, expenses (including fees and costs of experts and/or consultants), and enforcing and administering the Stipulation, including any releases executed in connection therewith.

         "Released Claims" means the "Released Class Claims" and "Unknown Claims" as defined herein.

         As used above, "Released Class Claims" shall mean any and all claims, actions, demands, rights, liabilities, suits, and causes of action of every nature and description whatsoever, known or unknown, that were asserted or that could or might have been asserted in any pleading or amended pleading by the Representative Plaintiffs, by the Representative Plaintiffs on behalf of the class, or by any of the other Settlement Class Members against Released Persons, based upon, arising from, or in any way related to both the purchase of Hybrid common stock by the Representative Plaintiffs or the other Settlement Class Members during the Settlement Class Period and the facts, transactions, events, occurrences, disclosures, statements, acts or omissions or failures to act which were or could have been alleged in the Litigation; or any claim that the Settling Defendants or their Related Parties improperly defended or settled the Litigation and/or the Released Claims.

         "Unknown Claims" as used in the above definition of Released Claims means any Released Class Claims which the Representative Plaintiffs or any other Settlement Class Member do not know or suspect to exist in their favor at the time of the release of the Released Persons which, if known by them, might have affected their Settlement with and release of the Released Persons, or might have affected their decision not to object to this Settlement. With respect to any and all Released Class Claims against the Released Persons, the Parties stipulate and agree that, upon the Effective Date, the Representative Plaintiffs shall expressly waive and relinquish, and the other Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived and relinquished, to the fullest extent permitted by law, the provisions, rights, and benefits conferred by
Section 1542 of the California Civil Code, which provides:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor, and by any law of any state or territory of the United States, or principle of common law, or of international or foreign law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code. The Representative Plaintiffs and the other Settlement Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the Released Class Claims, but hereby stipulate and agree that upon the Effective Date, the

Representative Plaintiffs fully, finally and forever settle and release, and each other Settlement Class Member shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Class Claims against the Released Persons, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge that the foregoing waiver was bargained for and a key element of the Settlement of which this release is a part.

         As used above "Released Persons" means the Settling Defendants, and their respective Related Parties (I.E., each of any Settling Defendants' past, present or future directors, officers, employees, partnerships and partners, principals, agents (except securities brokers and dealers), controlling shareholders, any entity in which any Settling Defendant and/or any member(s) of that Settling Defendant's immediate family has or have a controlling interest, attorneys, accountants, auditors (except the Non-Settling Defendant), advisors, personal or legal representatives, underwriters, syndicate members, banks, investment banks or investment bankers, analysts, associates, insurers, co-insurers and reinsurers, predecessors, successors, parents, subsidiaries, divisions, assigns, joint ventures and joint venturers, spouses, heirs, executors, administrators, related or affiliated entities, any members of an Individual Settling Defendant's immediate family, or any trust of which any Settling Defendant is the settlor or which is for the benefit of any Individual Settling Defendant and/or member(s) of his family. Related Parties does not include the Non-Settling Defendant.) Released
Persons does not include the Non-Settling Defendant. The Litigation will continue against the Non-Settling Defendant PriceWaterhouseCoopers LLP.

VI.      THE PLAN OF ALLOCATION

         The Net Settlement Fund shall be distributed to Settlement Class Members who submit valid, timely Proof of Claim forms ("Authorized Claimants") under the Plan of Allocation. The Plan of Allocation provides that you will be eligible to participate in the distribution of the Settlement Fund only if you have a net loss on all transactions in Hybrid common stock during the Settlement Class Period.

         The Plan of Allocation was arrived at by Plaintiffs' Settlement Counsel, with the assistance of their damages consultant, considering the relative merits of the claims asserted and the likely damages that could have been recovered if the Class was successful in establishing liability at trial.

         To the extent there are sufficient funds in the Net Settlement Fund, each Authorized Claimant will receive an amount equal to the Authorized Claimant's claim, as defined below. If, however, the amount in the Net Settlement Fund is not sufficient to permit payment of the total claim of each Authorized Claimant, then each Authorized Claimant shall be paid the percentage that each Authorized Claimant's claim bears to the total of the claims of all

Authorized Claimants. Payment in this manner shall be deemed conclusive against all Authorized Claimants.

         A claim will be calculated as follows:

         1. For shares of Hybrid common stock that were PURCHASED OR OTHERWISE ACQUIRED ON NOVEMBER 12, 1997 THROUGH JUNE 17, 1998, and

            (a) sold from November 12, 1997 through June 17, 1998, the claim per share is the difference between the price paid for the shares of Hybrid common stock and the amount realized from the sale of any such shares;

            (b) retained at the end of June 17, 1998, the claim per share is the difference between the price paid for the shares of Hybrid common stock and $2.188 per share (June 17, 1998 closing price).


         2. The date of purchase or sale is the "contract" or "trade" date as distinguished from the "settlement" date.

         3. For Settlement Class Members who made multiple purchases or multiple sales during the Settlement Class Period, the earliest subsequent sale shall be matched with the earliest purchase and chronologically thereafter for purposes of the claim calculations.

         4. All profits shall be subtracted from the total of all losses to determine the claim of each Settlement Class Member. Only if a Settlement Class Member had a net loss, after profits from all transactions in Hybrid common stock during the Settlement Class Period are subtracted from the total of losses, will such Class member be eligible to receive a distribution from the Net Settlement Fund.

         5. The Court has reserved jurisdiction to allow, disallow or adjust the claim of any Settlement Class Member on equitable grounds.

         6. Representative Plaintiffs' Counsel ("Class Counsel"), acting on behalf of the Settlement Class and subject to the supervision of the District Court, shall be responsible for the administration and calculation of the claims and shall oversee the distribution of the Net Settlement Fund to Settlement Class Members.

         7. Any controversies that may arise concerning the distribution of the Net Settlement Fund, including the allowance or disallowance of claims and the amounts thereof, which are not resolved between Class Counsel and any Claimant, shall be presented to the District Court for resolution.

         8. Any Settlement Class Member who fails to file a valid and timely Proof of Claim and Release in the manner and with the information required shall be barred from participating in the distribution of the Net Settlement Fund, but otherwise shall be bound by all of the terms of the Stipulation, including any release and the provisions of any orders and judgments made or entered pursuant to the Stipulation.

VII.     THE RIGHTS OF SETTLEMENT CLASS MEMBERS

         If you are a Member of the Settlement Class, you have the following options:

         1. YOU MAY FILE A PROOF OF CLAIM. If you choose this option you will remain a Member of the Settlement Class, you will share in the proceeds of the proposed Settlement if your claim is timely and valid and if the proposed Settlement is finally approved by the Court, and you will be bound by the Judgment and release described above.

         Each Settlement Class Member who desires to assert a claim for payment from the Net Settlement Fund must submit a completed and signed Proof of Claim, a copy of which is enclosed with this Notice, supported by the documents described in the Proof of Claim. The Proof of Claim must be submitted as described below to:

         HYBRID NETWORKS, INC. SECURITIES LITIGATION, c/o Gilardi & Co., P.O. Box 5100, Larkspur, CA 94977-5100.

         ALL PROOFS OF CLAIM MUST BE POSTMARKED OR OTHERWISE SUBMITTED BY _________________, 1999. Any Settlement Class Member who fails to submit a valid and timely Proof of Claim will not receive any portion of the Net Settlement Fund, but will be bound by all terms of the Settlement and of any Final Judgment or other order entered in this Action if the Settlement is approved (unless such person previously has validly and properly requested exclusion from the Settlement Class). A Proof of Claim and Release will be deemed to have been submitted when mailed, if a postmark is indicated on the envelope and it was mailed first class, postage prepaid, and addressed as indicated above. Proof of Claim forms otherwise submitted will be deemed to be submitted at the time they are actually received at the address designated above. Submission of a Proof of Claim and Release is not a waiver of certain rights with respect to the Settlement, including the right to object to the Settlement, the distribution of the Net Settlement Fund or Plaintiffs' Settlement Counsel's request for attorneys' fees or reimbursement of expenses.

         If you submit a Proof of Claim, Plaintiffs' Settlement Counsel is entitled to make inquiry to ensure that you are a Settlement Class Member or are entitled to a portion of the Net Settlement

Fund and to confirm the amount of your claim. By submitting a Proof of Claim, you are agreeing that the District Court has jurisdiction with respect to your claim.

         2. YOU MAY REQUEST TO BE EXCLUDED. If you do not wish to be included in the Settlement Class and you do not wish to participate in the proposed Settlement described in the Notice, you may request to be excluded from the Settlement Class.

VIII.    PROCEDURE FOR EXCLUSION

         Any Settlement Class Member may exclude himself, herself or itself from the Settlement Class by mailing on or before __________________, 1999, a statement to HYBRID NETWORKS, INC. SECURITIES LITIGATION, c/o Gilardi & Co., P.O. Box 5100, Larkspur, CA 94977-5100, of his, her or its desire to be excluded from the Settlement Class in the HYBRID NETWORKS, INC. SECURITIES LITIGATION, and stating the number of shares of Hybrid common stock purchased and sold during the Settlement Class Period, the dates of purchases and/or sales and the prices paid or received for each purchase or sale. All persons who exclude themselves from the Settlement Class will not participate in or receive any portion of the Net Settlement Fund described above, nor will they be bound by the terms of the Settlement, or any Final Judgment in this Action, including any release of claims against Defendants; but they may pursue their own individual remedies, if any.

         No request for exclusion will be considered valid unless all of the information described above is included in any such request.

         If you do not request to be excluded from the Settlement Class you will be bound by any and all determinations or judgments in the

Action, whether favorable or unfavorable to the Settlement Class including, without limitation, any Final Judgment.

         3. YOU MAY DO NOTHING AT ALL. If you choose this option, you will NOT share in the proceeds of the Settlement, but you WILL be bound by any Judgment entered by the Court.

IX.      SETTLEMENT HEARING

         The purpose of the Settlement Hearing scheduled for ____________, 1999, will be to determine whether the proposed partial Settlement of this Action as set forth in the Stipulation of Settlement, dated as of March 3, 1999, is fair, reasonable and adequate and, thus, whether the Settlement should be approved by the District Court, and the Litigation dismissed in its entirety as to the Defendants, with prejudice as against Settlement Class Members.

         The District Court will also consider at the Settlement Hearing the request of counsel for the Representative Plaintiffs and the Settlement Class for an award of attorneys' fees and reimbursement of expenses. Class Counsel will apply to the District Court for an award of attorneys' fees and for the reimbursement of expenses for the services they rendered in this Litigation. Class Counsel intend to seek attorneys' fees of thirty percent (30%) of the Settlement Fund plus their out-of-pocket expenses not to exceed $300,000. Any attorneys' fees and expenses that the District Court awards will be paid out of the Settlement Fund.

         Any Settlement Class Member who has not requested exclusion from the Settlement Class may appear in person or through counsel at the hearing described above and be heard as to why the proposed Settlement of the Action, the distribution of the Net Settlement Fund, and the application by Class Counsel for an award of fees and expenses should or should not be approved as fair, reasonable and adequate, or why a Final Judgment dismissing the Action against Defendants with prejudice should or should not be entered herein; provided, however, that no Settlement Class Member shall be heard or be entitled to object to the approval of the terms and conditions of the proposed Settlement, or the distribution of the funds, or the application by Class Counsel for an award of fees and expenses, unless on or before __________, 1999 that person has filed such papers with the District Court and has served by hand or first-class mail written objections and copies of any supporting papers and briefs upon each of the following:

                  Keith F. Park
                  MILBERG WEISS BERSHAD
                    HYNES & LERACH LLP
                  600 W. Broadway, Suite 1800
                  San Diego, California, 92101

                  Steven J. Toll
                  COHEN, MILSTEIN, HAUSFELD
                    & TOLL, P.L.L.C.
                  1100 New York Avenue, N.W.
                  West Tower, Suite 500
                  Washington, DC  20005-3964

                  Counsel for Plaintiffs

                  Jordan Eth, Esq.
                  MORRISON & FOERSTER
                  425 Market Street
                  San Francisco, CA 94105-2482

                  Counsel for Settling Defendants

Any such papers served must include the number of shares of Hybrid stock the objector purchased and sold during the Settlement Class Period, and the dates of such purchase(s) and sale(s). Unless otherwise ordered by the Court, any Member of the Settlement Class who does not make his or her objection or opposition in the manner provided shall be deemed to have waived all objections and opposition to the fairness, reasonableness and adequacy of the proposed Settlement, the Plan of Allocation and the request of Class Counsel for attorneys' fees, costs and expenses.

X.       NOTICE TO BANKS, BROKERS AND OTHER NOMINEES

         Pursuant to an order of the District Court, each bank, brokerage firm and other nominee who purchased Hybrid common stock during the Settlement Class Period for a beneficial owner is requested within ten days to forward to such persons a copy of this Notice and a copy of the Proof of Claim form enclosed herewith. Additional copies may be obtained, without charge, by written request to HYBRID NETWORKS, INC. SECURITIES LITIGATION, c/o Gilardi & Co., at the address listed below. Alternatively, nominees may provide the names and addresses of persons for whom they purchased Hybrid common stock during the Settlement Class Period to HYBRID NETWORKS, INC. SECURITIES LITIGATION, c/o Gilardi & Co. who, in turn, will mail the notices and Proof of Claim forms. The Settlement Fund will reimburse all such nominees for reasonable administrative costs incurred in providing the Notice and Proof of Claim forms to beneficial owners, upon submission of appropriate documentation.

XI.      EXAMINATION OF PAPERS AND INQUIRIES

         The foregoing is only a summary of the Action and the proposed Settlement, and does not purport to be comprehensive. For a more detailed statement of the matters involved in the above Action and the proposed Settlement, you may refer to the pleadings, the Stipulation of Settlement and other papers filed in the above Action, which may be inspected at the Office of the Clerk of the District Court during normal business hours of each business day.

         All inquiries by Settlement Class Members should be directed in the first instance to HYBRID NETWORKS, INC. SECURITIES LITIGATION, c/o Gilardi & Co., P.O. Box 5100, Larkspur, CA 94977-5100, during normal business hours.

         INQUIRIES SHOULD NOT BE DIRECTED TO THE CLERK OF THE COURT OR TO THE JUDGE.

DATED:                              BY ORDER OF THE UNITED STATES
       -------------
                                    DISTRICT COURT FOR THE NORTHERN
                                    DISTRICT OF CALIFORNIA

MILBERG WEISS BERSHAD
  HYNES & LERACH LLP
WILLIAM S. LERACH (68581)
KEITH F. PARK (54275)
600 West Broadway, Suite 1800
San Diego, CA  92101
Telephone:  619/231-1058
         - and -
REED R. KATHREIN (139304)
KIMBERLY C. EPSTEIN (169012)
222 Kearny Street, 10th Floor
San Francisco, CA  94108
Telephone:  415/288-4545

COHEN, MILSTEIN, HAUSFELD
  & TOLL, P.L.L.C.
STEVEN J. TOLL
KRISTOPHER A. KINKADE
999 Third Avenue, Suite 3600
Seattle, WA  98104
Telephone:  206/521-0080

Co-Lead Counsel for Plaintiffs


                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION


MARK ALAN ROSENBERG, et al., On          )     No. C-98-20956-RMW
Behalf of Themselves and All Others      )      (Consolidated with No.
Similarly Situated,                      )     C-98-20888-RMW)
                                         )
                      Plaintiffs,        )     CLASS ACTION
                                         )
         vs.                             )
                                         )
HYBRID NETWORKS, INC., et al.,           )
                                         )
                  Defendants.            )
                                         )
---------------------------------------


                           PROOF OF CLAIM AND RELEASE




                                   EXHIBIT A-2

                              GENERAL INSTRUCTIONS

         1. To recover as a Member of the Settlement Class based on your claims in the above-entitled action (the "Class Action"), you must complete and on page __ hereof, sign this Proof of Claim and Release. If you fail to file a properly addressed (as set forth in paragraph 3 below) Proof of Claim and Release, your claim may be rejected and you may be precluded from any recovery from the Settlement Fund created in connection with the proposed Settlement of the Class Action.

         2. Submission of this Proof of Claim and Release, however, does not assure that you will share in the proceeds of Settlement in the Litigation.

         3. YOU MUST MAIL YOUR COMPLETED AND SIGNED PROOF OF CLAIM AND RELEASE POSTMARKED ON OR BEFORE __________, 1999 ADDRESSED AS FOLLOWS:

                  HYBRID NETWORKS, INC. SECURITIES LITIGATION
                  c/o Gilardi & Co.
                  P.O. Box 5100
                  Larkspur, California 94977-5100

         4. If you are a Member of the Settlement Class and you do not timely request exclusion in connection with the proposed Settlement, you are bound by the terms of any judgment entered in the Class Action, WHETHER OR NOT YOU SUBMIT A PROOF OF CLAIM AND RELEASE.

         5. If you are NOT a Member of the Settlement Class as defined in the Notice of Pendency and Settlement of Class Action and Settlement Hearing (the "Notice"), DO NOT submit a Proof of Claim and Release form.

                             CLAIMANT IDENTIFICATION

         1. If you purchased Hybrid common stock, and held the certificate(s) in your name, you are the beneficial purchaser as well as the record purchaser. If, however, you purchased these securities, and the certificate(s) were registered in the name of a third party, such as a nominee or brokerage firm, you are the beneficial purchaser and the third party is the record purchaser.

         2. Use Part I of this form entitled "Claimant Identification" to identify each purchaser of record, if different from the beneficial purchaser ("nominee") of Hybrid stock which forms the basis of this claim. THIS CLAIM MUST BE FILED BY THE ACTUAL BENEFICIAL PURCHASER OR PURCHASERS, OR THE LEGAL REPRESENTATIVE OF SUCH PURCHASER OR PURCHASERS, OF THE STOCK, UPON WHICH THIS CLAIM IS BASED.

         3. All joint purchasers must sign this claim. Executors, administrators, guardians, conservators and trustees must complete and sign this claim on behalf of persons represented by them and their authority must accompany this claim and their titles or capacities must be stated. The Social Security (or taxpayer identification) number and telephone number of the beneficial owner may be used in verifying the claim. Failure to provide the foregoing information could delay verification of your claim or result in rejection of the claim.

                                   CLAIM FORM

         1. Use Part II of this form entitled "Schedule of Transactions in Hybrid Common Stock," to supply all required details of your transaction(s) in these securities. If you need more space or additional schedules, attach separate sheets giving all of the required information in substantially the same form. Sign and print or type your name on each additional sheet.

         2. On the schedules, provide all of the requested information with respect to all of your purchases and all of your sales of Hybrid stock which took place at any time between November 12, 1997 through and including June 17, 1998 (the "Settlement Class Period"), whether such transactions resulted in a profit or a loss. Failure to report all such transactions may result in the rejection of your claim.

         3. List each transaction in the Settlement Class Period separately and in chronological order, by trade date, beginning with the earliest. You must accurately provide the month, day and year of each transaction you list.

         4. The term "Purchase Price" means the amount paid for the securities (including commissions and transfer taxes) and the term "Sales Price" means the amount realized on the sale of the securities (net of commissions and transfer taxes). The date of purchase or sale is the "contract" or "trade" date as distinguished from the "settlement" date. The date of covering a "short sale" is deemed to be the date of purchase of the security. The date of a "short sale" is deemed to be the date of sale of the security.

         5. Broker's confirmations or other documentation of your transactions in Hybrid stock should be attached to your claim.

Failure to provide this documentation could delay verification of your claim or result in rejection of your claim.

                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                   ROSENBERG, ET AL. V. HYBRID NETWORKS, INC.

                               No. C-98-20956-RMW

                                 PROOF OF CLAIM

                        Must be Postmarked No Later Than:

                                              , 1999
                            ------------------

                              PLEASE TYPE OR PRINT

PART I:  CLAIMANT IDENTIFICATION


-------------------------------------------------------------------------------
Beneficial Owner's Name (First, Middle, Last)


-------------------------------------------------------------------------------
Street Address


------------------------------             ------------------------------------
City                                      State                      Zip Code


-----------------------------            --------------------------------------
Foreign Province                         Foreign Country


                                                  Induvidual
-----------------------------            --------
Social Security Number or
Taxpayer Identification Number                    Corporation/Other
                                         --------

                               (work)
----------   -----------------
Area Code    Telephone Number


                               (home)
----------   -----------------
Area Code    Telephone Number


-------------------------------------------------------------------------------
Record Owner's Name (if different from beneficial owner listed above)

PART II:  SCHEDULE OF TRANSACTIONS IN HYBRID COMMON STOCK

     A) The number of shares of Hybrid common stock held at the commencement of trading on November 12, 1997: _________

     B) Purchases (November 12, 1997 - June 17, 1998, inclusive) of Hybrid common stock

   TRADE DATE            NO. OF SHARES
 MO   DAY  YEAR            PURCHASED               PURCHASE PRICE

1.                                                 $          .
  -------------           --------------            ---------- ---
2.                                                 $          .
  -------------           --------------            ---------- ---
3.                                                 $          .
  -------------           --------------            ---------- ---


     C) Sales (November 12, 1997 - June 17, 1998, inclusive) of Hybrid common stock

   TRADE DATE
  MO   DAY  YEAR          NO. OF SHARES SOLD        SALES PRICE

1.                                                 $          .
  -------------           --------------            ---------- ---
2.                                                 $          .
  -------------           --------------            ---------- ---
3.                                                 $          .
  -------------           --------------            ---------- ---


        D) Number of shares of Hybrid common stock held at close of trading on June 17, 1998:________________.


YOU MUST READ AND SIGN THE RELEASE ON PAGE____.

If you require additional space, attach extra schedules in the same format as above. Copies of broker's confirmations or other documentation evidencing your transactions in Hybrid stock should be attached.

PART III:  SUBMISSION TO JURISDICTION OF COURT AND ACKNOWLEDGMENTS

        I submit this Proof of Claim and Release under the terms of the Stipulation of Settlement described in the Notice. I also submit to the jurisdiction of the United States District Court for the Northern District of California with respect to my claim as a Settlement Class Member and for purposes of enforcing the release set forth herein and any Judgment which may be entered in the Class Action. I further acknowledge that I am bound by and subject to the terms of any judgment that may be entered in the Class Action.

        I agree to furnish additional information to the Claims Administrator to support this claim if required to do so.

PART IV:  RELEASE

        A. I hereby acknowledge full and complete satisfaction of, and do hereby fully, finally and forever settle, discharge and release all Released Class Claims and Unknown Claims against all Released Persons.

        B. "Related Parties" means each of any Settling Defendants' past, present or future directors, officers, employees, partnerships and partners, principals, agents (except securities brokers and dealers), controlling shareholders, any entity in which any Settling Defendant and/or any member(s) of that Settling Defendant's immediate family has or have a controlling interest, attorneys, accountants, auditors (except the Non-Settling Defendant), advisors, personal or legal representatives, underwriters, syndicate members, banks, investment banks or investment bankers, analysts, associates, insurers, co-insurers and reinsurers, predecessors, successors, parents, subsidiaries, divisions, assigns, joint ventures and joint venturers, spouses, heirs, executors, administrators, related or affiliated entities, any members of an Individual Settling Defendant's immediate family, or any trust of which any Settling Defendant is the settlor or which is for the benefit of any Individual Settling Defendant and/or member(s) of his family. Related Parties does not include the Non-Settling Defendant.

        C. "Released Class Claims" means any and all claims, actions, demands, rights, liabilities, suits, and causes of action of every nature and description whatsoever, known or unknown, that were asserted or that could or might have been asserted in any pleading or amended pleading by the Representative Plaintiffs, by the Representative Plaintiffs on behalf of the class, or by any of the other Settlement Class Members against Released Persons, based upon, arising from, or in any way related to both the purchase of Hybrid common stock by the Representative Plaintiffs or the other Settlement Class Members during the Settlement Class Period and the facts, transactions, events, occurrences, disclosures, statements, acts or omissions or failures to act which were or could have been alleged in the Litigation; or any claim that the Settling Defendants or their Related Parties improperly defended or settled the Litigation and/or the Released Claims.

        D. "Released Persons" means each and all of the Settling Defendants and their respective Related Parties. Released Persons does not include the Non-Settling Defendant.

        E. "Settling Defendants" means Hybrid, Carl S. Ledbetter, Dan E. Steimle, James R. Flach, Stephen E. Halprin, Gary M. Lauder, Douglas M. Leone, Gustavo Ezcurra and Howard L. Strachman.

        F. "Unknown Claims" means any Released Class Claims which the Representative Plaintiffs or any other Settlement Class Member do not know or suspect to exist in their favor at the time of the release of the Released Persons which, if known by them, might have affected their Settlement with and release of the Released Persons, or might have affected their decision not to object to this Settlement. With respect to any and all Released Class Claims against the Released Persons, the Parties stipulate and agree that, upon the Effective Date, the Representative Plaintiffs shall expressly waive and relinquish, and the other Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived and relinquished, to the fullest extent permitted by law, the provisions, rights, and benefits conferred by Section 1542 of the California Civil Code, which provides:

        A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor and by any law of any state or territory of the United States, or principle of common law, or of international or foreign law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code. The Representative Plaintiffs and the other Settlement Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the Released Class Claims, but hereby stipulate and agree that upon the Effective Date, the Representative Plaintiffs fully, finally and forever settle and release, and each other Settlement Class Member shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Class Claims against the Released Persons, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge that the foregoing waiver was bargained for and a key element of the Settlement of which this release is a part.

        G. This release shall be of no force or effect unless and until the Court approves the Stipulation of Settlement and the Stipulation becomes Effective.

        H. I (we) hereby warrant and represent that I (we) have not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, any matter released pursuant to this release or any other part or portion thereof.

        I. I (we) certify that I am (we are) not subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code.

NOTE: If you have been notified by the Internal Revenue Service that you are subject to backup withholding, please strike out the language that you are not subject to backup withholding in the certification above.

        I declare under penalty of perjury under the laws of the United States of America that the foregoing information supplied by the undersigned is true and correct and that this Proof of Claim and Release form was executed this _____ day of _________________ in _____________________________________
             (month) (year)                (City, State, Country)

                                            -----------------------------------
                                            (Sign your name here)


                                            ------------------------------------
                                            (Type or print your name here)


                                            ------------------------------------
                                            (Capacity  of  persons  signing,
                                            e.g.,  Beneficial  Purchaser,
                                            Executor or Administrator)


                       ACCURATE CLAIMS PROCESSING TAKES A

                           SIGNIFICANT AMOUNT OF TIME

                           THANK YOU FOR YOUR PATIENCE

Reminder Checklist:

        1.  Please sign the above release and declaration.

        2. Remember to attach copies of your supporting documentation, if available.

        3.  Do not send originals or copies of stock certificates.

        4.  Keep a copy of your claim form for your records.

        5. If you desire an acknowledgment of receipt of your claim form, please send it Certified Mail, Return Receipt Requested.

        6.  If you move, please send us your new address.

MILBERG WEISS BERSHAD
  HYNES & LERACH LLP
WILLIAM S. LERACH (68581)
KEITH F. PARK (54275)
600 West Broadway, Suite 1800
San Diego, CA  92101
Telephone:  619/231-1058
         - and -
REED R. KATHREIN (139304)
KIMBERLY C. EPSTEIN (169012)
222 Kearny Street, 10th Floor
San Francisco, CA  94108
Telephone:  415/288-4545

COHEN, MILSTEIN, HAUSFELD
  & TOLL, P.L.L.C.
STEVEN J. TOLL
KRISTOPHER A. KINKADE
999 Third Avenue, Suite 3600
Seattle, WA  98104
Telephone:  206/521-0080

Co-Lead Counsel for Plaintiffs


                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION


MARK ALAN ROSENBERG, et al., On        )      No. C-98-20956-RMW
Behalf of Themselves and All Others    )       (Consolidated with No.
Similarly Situated,                    )      C-98-20888-RMW)
                                       )
                      Plaintiffs,      )      CLASS ACTION
                                       )
         vs.                           )
                                       )
HYBRID NETWORKS, INC., et al.,         )
                                       )
                 Defendants.           )
                                       )
-----------------------------------


                      SUMMARY NOTICE OF PROPOSED SETTLEMENT

                                   EXHIBIT A-3

TO: ALL PERSONS WHO PURCHASED THE COMMON STOCK OF HYBRID NETWORKS, INC. ("HYBRID") DURING THE PERIOD NOVEMBER 12, 1997 THROUGH JUNE 17, 1998, INCLUSIVE.

         Class litigation has been pending in the United States District Court for the Northern District of California against Hybrid and certain of its present and former officers and directors. Certain of the parties to the action have reached a proposed settlement.

         You are hereby notified, pursuant to Court order, that a hearing will be held on __________, 1999, at ____ _.m., before the Honorable Ronald M. Whyte, United States District Judge, at the United States Courthouse, 280 South First Street, San Jose, California (the "Settlement Hearing") to determine: (1) whether the settlement of claims in the litigation in the amount of $8.8 million in cash, plus accrued interest (the "Settlement Fund"), and 3.0 million shares of Hybrid common stock (subject to certain terms and conditions) should be approved as fair, just, reasonable and adequate to all the Settling Parties; (2) whether the proposed Plan of Allocation is fair, just, reasonable and adequate;
(3) whether the application of plaintiffs' counsel for an award of attorneys' fees and expenses should be approved; and, (4) whether the action should be dismissed with prejudice as to the Settling Defendants as set forth in the Stipulation of Settlement dated as of March 3, 1999, filed with the Court.

         If you purchased Hybrid common stock during the period from November 12, 1997 through and including June 17, 1998, your rights may be affected by the settlement of this action. To share in the distribution of the Settlement Fund, you must establish your rights by filing a Proof of Claim and Release form on or before __________, 1999.

         If you desire to be excluded from the Class, you must file a request for exclusion by _____________, 1999, in the manner and form explained in the detailed Notice referred to below. All members of the Settlement Class who have not requested exclusion from the Settlement Class will be bound by any judgment entered in the action pursuant to the settlement agreement.

        Any objection to the settlement must be filed no later than _____________, 1999 and show due proof of service on each of:

                  Keith F. Park
                  MILBERG WEISS BERSHAD
                    HYNES & LERACH LLP
                  600 West Broadway, Suite 1800
                  San Diego, CA  92101

                  Steven J. Toll
                  COHEN, MILSTEIN, HAUSFELD
                    & TOLL, P.L.L.C.
                  1100 New York Avenue, N.W.
                  West Tower, Suite 500
                  Washington, DC  20005-3964

                  Counsel for Plaintiffs

                  Jordan Eth, Esq.
                  MORRISON & FOERSTER
                  425 Market Street
                  San Francisco, CA 94105-2482

                  Counsel for Settling Defendants

         If you are a member of the Settlement Class and have not received a detailed printed Notice of Pendency and Partial Settlement of Class Action and Settlement Hearing and a Proof of Claim and Release form, you may obtain copies by writing to: HYBRID NETWORKS, INC. SECURITIES LITIGATION, c/o Gilardi & Co., P.O. Box 5100, Larkspur, CA 94977-5100. Please do not contact the Court or the Clerk's office for information.

         Any inquiries about this action can be made in WRITING to counsel for the Settlement Class, Keith F. Park, Milberg Weiss Bershad Hynes & Lerach LLP, 600 W. Broadway, Suite 1800, San Diego, California 92101 and Steven J. Toll, Cohen, Milstein, Hausfeld & Toll, P.L.L.C., 1100 New York Avenue, N.W., West Tower, Suite 500, Washington, DC 20005-3964.

         DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.


DATED:  ____________                        BY ORDER OF THE UNITED STATES
                                            DISTRICT COURT FOR THE NORTHERN
                                            DISTRICT OF CALIFORNIA

                          UNITED STATES DISTRICT COURT

                         NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION


MARK ALAN ROSENBERG, et al., On        )         No. C-98-20956-RMW
Behalf of Themselves and All Others    )          (Consolidated with No.
Others Similarly Situated,             )         C-98-20888-RMW)
                                       )
                         Plaintiffs,   )         CLASS ACTION
                                       )         ____________
         vs.                           )
                                       )
HYBRID NETWORKS, INC., et al.,         )
                                       )
               Defendants.             )
                                       )
-----------------------------------


                [PROPOSED] FINAL JUDGMENT AND ORDER OF DISMISSAL



                                   EXHIBIT B

         This matter came on for hearing on ___________, 1999, upon the application of the Settling Parties for approval of the Settlement set forth in the Stipulation of Settlement (the "Stipulation") dated as of March 3, 1999. Due and adequate notice having been given to the Settlement Class, and the Court having considered the Stipulation, all papers filed and proceedings had herein and all oral and written comments received regarding the proposed Settlement, and having reviewed the entire record in the Action, and good cause appearing:

         IT IS HEREBY ORDERED, ADJUDGED AND DECREED AS FOLLOWS:

         1. The Court, for purposes of this Final Judgment and Order of Dismissal (the "Final Judgment"), adopts all defined terms as set forth in the Stipulation.

         2. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, this Court has certified a Settlement Class of all Persons who purchased Hybrid Networks, Inc. common stock between November 12, 1997 and June 17, 1998, inclusive. Excluded from the Class are the Defendants named in the Litigation, members of the immediate families of the Individual Defendants, any entity in which any Defendant has a controlling interest, and the legal representatives, heirs, successors, or assigns of the Defendants. Also excluded from the Settlement Class are those Persons (identified in Exhibit 1 hereto) who have timely and validly requested exclusion from the Settlement Class pursuant to the Notice of Pendency and Settlement of Class Action sent to the Settlement Class.

         3. With respect to the Settlement Class, this Court finds and concludes that: (a) the members of the Class are so numerous that joinder of all Class members in the class action is impracticable; (b) there are questions of law and fact common to the Class which predominate over any individual questions; (c) the claims of the Representative
Plaintiffs are typical of the claims of the Class; (d) the Representative Plaintiffs and their counsel have fairly and adequately represented and protected the interests of the Class members; and (e) a class action is superior to other available methods for the fair and efficient adjudication of the controversy, considering: (i) the interests of the members of the Class in individually controlling the prosecution of the separate actions,
(ii) the extent and nature of any litigation concerning the controversy already commenced by members of the Class, (iii) the desirability or undesirability of continuing the litigation of these claims in this particular forum, and (iv) the difficulties likely to be encountered in the management of the class action.

         4. The Court has jurisdiction over the subject matter of the Action, the Representative Plaintiffs, the other Members of the Settlement Class, and the Settling Defendants.

         5. The Court finds that the distribution of the Notice of Pendency and Settlement of Class Action and Settlement Hearing, Proof of Claim and Release, and publication of the Summary Notice as provided for in the Order Preliminarily Approving Settlement constituted the best notice practicable under the circumstances to all Persons within the definition of the Settlement Class, and fully met the requirements of Rule 23 of the Federal Rules of Civil Procedure, due process, the United States Constitution, and any other applicable law.

         6. Pursuant to and in accordance with the requirements of Rule 23 of the Federal Rules of Civil Procedure, the Court approves the Settlement of the above-captioned action set forth in the Stipulation, each of the releases and other terms, as fair, just, reasonable and adequate as to the Settling Parties. The Parties to the Stipulation are directed to perform in accordance with the terms set forth in the Stipulation.

         7. The Court finds that the settlement set forth in the Stipulation is fair and adequate to the Settling Parties, the Non-Settling Defendant, and to all persons who may be alleged or determined to be joint tortfeasors or co-obligors with the Settling Defendants, within the parameters of Rule 23 of the Federal Rules of Civil Procedure and other applicable federal law.

         8. Except as to any individual claim of those Persons (identified in Exhibit 1 hereto) who have validly and timely requested exclusion from the Settlement Class, the Action and all claims contained therein, including all of the Released Claims against the Released Persons are dismissed with prejudice as to the Representative Plaintiffs and the other Members of the Settlement Class, and the Parties are to bear their own costs, except as otherwise provided in the Stipulation.

         9. Upon the Effective Date, the Representative Plaintiffs hereby fully, finally, and forever release, relinquish and discharge all Released Claims (including Unknown Claims) against each and all of the Released Persons.

         10. Upon the Effective Date, each and all Settlement Class Members shall be deemed to have fully, finally, and forever released, relinquished and discharged all Released Claims

(including Unknown Claims) against each and all of the Released
Persons, whether or not such Settlement Class Member executes and delivers the Proof of Claim and Release.

         11. Upon the Effective Date, each of the Settling Defendants shall fully, finally, and forever release, relinquish and discharge the Representative Plaintiffs and each and all of the other Settlement Class Members, and Representative Plaintiffs' Counsel, from all claims (including "Unknown Claims") arising out of, relating to, or in connection with the institution, prosecution, assertion or resolution of the Action or the Released Claims.

         12. The Court bars and permanently enjoins all Settlement Class Members from instituting or prosecuting an action or proceedings against the Settling Defendants arising out of or relating in any way to the Released Claims upon the Effective Date.

         13. Only those Settlement Class Members filing valid and timely Proof of Claim and Release forms shall be entitled to participate in the Settlement and receive a distribution from the Settlement Fund. The Proof of Claim and Release to be executed by the Settlement Class Members shall release all Released Claims against the Released Persons. All Settlement Class Members shall be bound by the releases set forth herein whether or not they submit a valid and timely Proof of Claim and Release.

         14. Upon the Effective Date, each of the Settling Defendants hereby fully, finally, and forever releases, relinquishes and discharges against each of the other Settling Defendants the following: all claims arising out of, relating to, or in connection with (1) the Released Claims; (2) the payments provided for in PARA1.29 of the Stipulation; and (3) the payment of attorneys' fees, costs and expenses incurred in defense of this Litigation. Specifically excluded from the releases in this paragraph are:(i) any claims, rights, demands, causes of action, liabilities, and suits arising out of the claims that are or may be asserted by any Person falling within the definition of the Settlement Class who validly and timely requests to be excluded from the Settlement of the Litigation as provided for in the Stipulation; and (ii) any obligation on the part of Hybrid to indemnify its present and former officers and directors to the extent required by Hybrid's articles of incorporation and by-laws, any existing agreements, or any resolution or otherwise, by the Board of Directors of Hybrid.

         15. The Court hereby enters a bar order pursuant to Section 21D of the Securities Exchange Act of 1934 (the "Exchange Act"), 15 U.S.C. Section 78u-4(f)(7) and FRANKLIN V. KAYPRO CORP., 884 F.2d 1222 (9th Cir. 1989) with respect to the claims asserted under the Exchange Act and the Securities Act of 1933, constituting the final discharge of all obligations to plaintiffs of the Settling Defendants arising out of the action (the "Contribution Bar Order"). This Order and Judgment bars and permanently enjoins all persons, including but not limited to the Non-Settling Defendant, from instituting or prosecuting any action or proceeding against the Settling Defendants for equitable, partial, comparative, or complete contribution, subrogation, or indemnity, however denominated, arising out of or relating in any way to the Released Claims. The Court finds that all such claims are extinguished, discharged, satisfied and made unenforceable.

         16. During the course of the Action no Settling Party or their respective counsel violated any of the requirements of Rule 11(b) of the Federal Rules of Civil Procedure.

         17. Neither the Stipulation nor the Settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Settling Defendants, or (ii) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Settling Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Released Persons may file the Stipulation and/or the Judgment from this Action in any other action that may be brought against them in order to support a defense or counterclaim based on principles of RES JUDICATA, collateral estoppel, release, good faith settlement, judgment bar or reduction of any theory of claim preclusion or issue preclusion or similar defense or counterclaim. Settling Defendants have denied and continue to deny each and all of the claims alleged in the Action. The Representative Plaintiffs or any other Member of the Settlement Class may file the Stipulation in any proceeding brought to enforce any of its terms or provisions.

         18. The Court reserves exclusive and continuing jurisdiction over the Action, the Representative Plaintiffs, the Settlement Class and the Released Persons for the purposes of: (1) supervising the implementation, enforcement, construction, and interpretation of the Stipulation, the Plan of Allocation, and this

Judgment; (2) hearing and determining any application by Class Counsel for an award of attorney's fees, costs, and expenses; and (3) supervising the distribution of the Settlement Fund.

         19. There being no just reason to delay entry of this Judgment, the Clerk of the Court is ordered, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, to enter this judgment forthwith.

DATED: __________________           ______________________________
                                    THE HONORABLE RONALD M. WHYTE
                                    UNITED STATES DISTRICT JUDGE

Submitted by:

MILBERG WEISS BERSHAD
  HYNES & LERACH LLP
WILLIAM S. LERACH
KEITH F. PARK



------------------------------
         KEITH F. PARK

600 West Broadway, Suite 1800
San Diego, CA  92101
Telephone:  619/231-1058

MILBERG WEISS BERSHAD
  HYNES & LERACH LLP
REED R. KATHREIN
KIMBERLY C. EPSTEIN
222 Kearny Street, 10th Floor
San Francisco, CA  94108
Telephone:  415/288-4545

COHEN, MILSTEIN, HAUSFELD
  & TOLL, P.L.L.C.
STEVEN J. TOLL
KRISTOPHER A. KINKADE
999 Third Avenue, Suite 3600
Seattle, WA  98104
Telephone:  206/521-0080

Co-Lead Counsel for Plaintiffs